UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number      811-21906

Claymore Exchange-Traded Fund Trust
(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532
(Address of principal executive offices) (Zip code)

J. Thomas Futrell
2455 Corporate West Drive, Lisle, IL 60532
(Name and address of agent for service)

Registrant's telephone number, including area code:    (630) 505-3700

Date of fiscal year end:  May 31

Date of reporting period:  May 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Annual Report May 31, 2010	Claymore Exchange-Traded Fund Trust

LVL | Claymore/S&P Global Dividend Opportunities Index ETF
UBD | Claymore U.S. Capital Markets Bond ETF
ULQ | Claymore U.S. Capital Markets Micro-Term Fixed Income ETF
IRO | Claymore/Zacks Dividend Rotation ETF

www.claymore.com

... your road to the LATEST,

most up-to-date INFORMATION about the

Claymore Exchange-Traded Fund Trust

Contents

Dear Shareholder	3

Economic and Market Overview	5

Management Discussion of Fund Performance	6

Fund Summary & Performance	12

Overview of Fund Expenses	18

Portfolio of Investments	19

Statement of Assets and Liabilities	27

Statement of Operations	28

Statement of Changes in Net Assets	30

Financial Highlights	32

Notes to Financial Statements	36

Report of Independent Registered Public Accounting Firm	41

Supplemental Information	42

Trust Information	47

About the Fund Manager	Back Cover

The shareholder report you are reading right now is just the beginning of the story. Online at www.claymore.com, you will find:

•	Daily and historical fund pricing, fund returns, portfolio holdings and characteristics, and distribution history.

•	Investor guides and fund fact sheets.

•	Regulatory documents including a prospectus and copies of shareholder reports.

Claymore is constantly updating and expanding shareholder information services on each Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment.

2 | Annual Report | May 31, 2010

Claymore Exchange-Traded Fund Trust

Dear Shareholder |

Dear Shareholder:

As investment adviser, Claymore Advisors, LLC (“Claymore” or the “Adviser”) is pleased to present the annual shareholder report for four of our exchange-traded funds (“ETFs” or “Funds”). This report covers performance of these Funds for the fiscal year ended May 31, 2010.

The ETFs covered in this report are:

•	Claymore/S&P Global Dividend Opportunities Index ETF (ticker: “LVL”)

•	Claymore U.S. Capital Markets Bond ETF (ticker: “UBD”)

•	Claymore U.S. Capital Markets Micro-Term Fixed Income ETF (ticker: “ULQ”)

•	Claymore/Zacks Dividend Rotation ETF (ticker: “IRO”)

The investment objective of each Fund is to seek investment results that correspond generally to the performance, before each Fund’s fees and expenses, of its respective underlying index as named in its prospectus.

On October 15, 2009, Guggenheim Partners, LLC, (“Guggenheim”), a global diversified financial services firm, and Claymore Group Inc., parent of the Adviser, announced the completion of a previously announced merger. The closing of the transaction took place on October 14, 2009. This transaction resulted in a change-of-control whereby Claymore Group Inc. and its subsidiaries, including the Adviser, became wholly-owned subsidiaries of Guggenheim. The transaction has not affected the daily operations of the Funds or the investment management activities of the Adviser.

Under the Investment Company Act of 1940, as amended, (the “1940 Act”), the consummation of this transaction resulted in the automatic termination of the Advisory Agreement between Claymore and the Claymore Exchange-Traded Fund Trust (the “Trust”), on behalf of each of the Funds. Accordingly, on September 28, 2009, the Board of Trustees approved an interim investment advisory agreement between the Trust and the Adviser (the “Interim Advisory Agreement”) with an initial expiration date of March 12, 2010. With respect to Claymore/S&P Global Dividend Opportunities Index ETF, the term of the Interim Advisory Agreement was extended until the earlier of (a) April 27, 2010 or (b) the approval of a new investment advisory agreement by the shareholders of the Fund. The terms and conditions of the Interim Advisory Agreement continued in effect through April 27, 2010 without change, except that the Adviser did not receive any compensation or reimbursement of its costs for services provided to the Fund under the Interim Advisory Agreement during this extension period.

On September 28, 2009, the Board of Trustees approved a new investment advisory agreement between the Trust and the Adviser (the “New Advisory Agreement”) and recommended that the New Advisory Agreement be submitted to the shareholders of each Fund for their approval. The New Advisory Agreement took effect with respect to a Fund upon its approval by the shareholders of such Fund and has an initial term of one year. Thereafter, the New Advisory

Annual Report | May 31, 2010 | 3

Claymore Exchange-Traded Fund Trust | Dear Shareholder continued

Agreement will continue in effect only if its continuance is approved by the Board of Trustees. Other than effective dates, there are no material differences between the terms of the New Advisory Agreement and those of the Advisory Agreement.

Shareholders of the Funds approved the New Advisory Agreement on the below dates:

Date	Name of Fund

February 2, 2010	Claymore U.S. Capital Markets Bond ETF (ticker: “UBD”)

March 2, 2010	Claymore/Zacks Dividend Rotation ETF (ticker: “IRO”)

March 12, 2010	Claymore U.S. Capital Markets Micro-Term Fixed Income ETF (ticker: “ULQ”)

March 30, 2010	Claymore/S&P Global Dividend Opportunities ETF (ticker: “LVL”)

We consider the merger with Guggenheim to be a tremendous opportunity for Claymore and our clients. As part of a platform as strong and significant as that of Guggenheim Partners, we will be able to continue developing our unique investment products for financial advisors and individual investors. Claymore remains committed to providing investors with innovative index-strategy-driven investment solutions while broadening our lineup with products that can be used as core allocations within a portfolio through a wide range of domestic and global ETFs. We have partnered with a diverse group of index providers to create some of the most distinctive ETFs available. Seeking to capture the investment potential of both innovative strategies for strategic allocations and broad market exposure for the core of a portfolio, Claymore ETFs track the indices developed by what Claymore believes to be best-in-class index providers. Claymore ETFs represent both domestic and global portfolios that encompass a variety of style allocations from large-, mid- and small-cap equity to broad market, aggregate and short-term bond among others.

To learn more about economic and market conditions over the last year and the performance of each ETF, we encourage you to read the Economic and Market Overview section of the report, which follows this letter, and the Management Discussion of Fund Performance for each ETF, beginning on page 6.

Sincerely,

J. Thomas Futrell
Chief Executive Officer
Claymore Exchange-Traded Fund Trust

4 | Annual Report | May 31, 2010

Claymore Exchange-Traded Fund Trust

Economic and Market Overview |

In the early part of the 12-month period ended May 31, 2010, capital markets continued the recovery that began in March 2009. As 2010 progressed, the rally faltered, as investors responded to a variety of economic concerns.

The Standard & Poor’s 500 Index (“S&P 500”), which is generally regarded as an indicator of the broad U.S. stock market, returned 20.99% for the 12-month period ended May 31, 2010; however, the index moved sharply lower in May, ending the period approximately 10% lower than the peak level achieved in April 2010. Among international markets, emerging markets were generally stronger than developed markets; European markets weakened near the end of the period, as concerns mounted about sovereign debt of several nations. The return of the Morgan Stanley Capital International (“MSCI”) Emerging Market Index, which measures market performance in global emerging markets, was 22.39%, while the MSCI Europe-Australasia-Far East Index (“EAFE”) Index, which is composed of approximately 1,100 companies in 20 developed countries in Europe and the Pacific Basin, returned 6.38%. The MSCI World Index, which measures the overall performance of world equity markets, returned 13.60% for the period. Concerns about weaker European nations’ sovereign debt problems led to weakness in European markets near the end of the period.

In the bond market, lower quality issues performed better than the highest-rated securities, reflecting investors’ increasing willingness to embrace credit risk. The Barclays Capital U.S. Aggregate Bond Index, which measures the return of the investment grade segment of the U.S. bond market as a whole, returned 8.42% for the 12 months ended May 31, 2010. The return of the Barclays U.S. Corporate High Yield Index, which measures performance of high yield bonds, often referred to as “junk bonds,” was 28.79%. The Barclays U.S. Treasury Composite Index, which measures performance of U.S. Treasury notes with a variety of maturities, returned 4.50%. Reflecting the Federal Reserve’s highly accommodative monetary policy, interest rates on short-term securities remained at their lowest levels in many years; the return of the Barclays U.S. Treasury Bill 1-3 Months Index was 0.12% for the period.

The U.S. economy has expanded for three consecutive quarters; however, recent reports indicate that overall growth is not as robust as had been previously reported. The financial crisis in Europe and its potential effect on world economies are sources of concern. The housing market appears to have stabilized, although recovery will likely be constrained by excess supply. Recent labor market reports have been mixed, as employers seem reluctant to hire in the face of muted growth in aggregate demand. Nonetheless, most economists continue to forecast real growth at a rate of approximately 3% for the full year 2010. Corporate earnings growth is robust and is expected to remain so throughout 2010. Corporate balance sheets are flush with cash, providing ready funds for replacement of business equipment and stock buybacks. If employment trends improve, that should lead to improved consumer confidence. This is critical, since consumer spending accounts for approximately 70% of the U.S. economy.

The Federal Reserve has indicated that it will act as needed to aid financial stability and economic growth. Statements of this nature suggest that short-term interest rates will be kept near zero at least for the remainder of 2010. A considerable amount of the 2009 fiscal stimulus program remains unspent, and further allocations should provide further impetus to economic growth. In addition, the turmoil in Europe places downward pressure on U.S. interest rates as the world’s wealth chases the few safe harbor assets that remain.

Index Definitions

All indices described below are unmanaged, reflect no expenses and it is not possible to invest directly in any index.

Morgan Stanley Capital International (“MSCI”) World Index is a float-adjusted capitalization weighted index created by Morgan Stanley Capital International to measure equity market performance throughout the world.

Barclays U.S. Aggregate Bond Index is an unmanaged market value-weighted measure of U.S. Treasury issues, corporate bond issues, mortgage-backed securities and other asset-backed securities.

Barclays Capital 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default.

The Dow Jones U.S. Select Dividend Index is designed to represent the most widely traded of the highest yielding stocks in the U.S. market. The selection of stocks for inclusion in the Dow Jones U.S. Select Dividend Index is based almost entirely on dividend yield and dividend history.

Annual Report | May 31, 2010 | 5

Claymore Exchange-Traded Fund Trust

Management Discussion of Fund Performance |

LVL  | Claymore/S&P Global Dividend Opportunities Index ETF

Fund Overview

The Claymore/S&P Global Dividend Opportunities Index ETF (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the S&P Global Dividend Opportunities Index (the “Dividend Opportunities Index” or the “Index”).

The Dividend Opportunities Index consists of 100 common stocks, master limited partnerships (“MLPs”) and American depositary receipts (“ADRs”) that offer high dividend yields chosen from a universe consisting of the stocks listed on the exchanges of those countries included in the S&P Broad Market Index. Potential Index constituents include common stocks, MLPs and ADRs with market capitalizations greater than $861 million at the time of reconstitution, which for ADRs is determined based on an evaluation of the underlying security, and includes securities of mid- and large capitalization companies, as defined by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., the Fund’s index provider (“S&P” or the “Index Provider”). The Fund will normally invest at least 90% of its total assets in common stocks, MLPs and ADRs that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Claymore Advisors, LLC, the Fund’s adviser (the “Adviser”), seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2010.

On a market price basis, the Fund generated a total return of 22.87%, representing a change in market price to $13.15 on May 31, 2010, from $11.24 on May 31, 2009. On an NAV basis, the Fund generated a total return of 19.97%, representing a change in NAV to $13.19 on May 31, 2010, from $11.55 on May 31, 2009. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the Index returned 21.72%, and the MSCI World Index returned 13.60% for the same period.

The Fund made quarterly distributions of $0.2630 per share on June 30, 2009; $0.1080 per share on September 30, 2009; $0.0800 on December 31, 2009; and $0.1830 on March 31, 2010. The Fund is scheduled to pay its next quarterly distribution of $0.311 per share on June 30, 2010.

Performance Attribution1

For the 12-month period ended May 31, 2010, the financials sector made the most significant contribution to performance. The only sector with a negative return was consumer services.

Positions that contributed most significantly to performance included Kumba Iron Ore Ltd., a South African mining company (0.1% of total investments at period end); Turkiye Petrol Rafinerileri A.S., a Turkish company that produces and markets petroleum and petrochemical products; and Bendigo and Adelaide Bank Limited, an Australian bank (the two aforementioned positions were not held in portfolio at period end). Positions that detracted most significantly from performance included two Spanish banks, Banco Popular Espanol SA and Banco Espanol de Credito SA; and Endesa SA, a Spanish energy company (2.2%, 2.2% and 2.3%, respectively, of total investments at period end).

1       Sectors based on Financial Times and Stock Exchange classifications.

6 | Annual Report | May 31, 2010

Claymore Exchange-Traded Fund Trust | Management Discussion of Fund Performance continued

UBD | Claymore U.S. Capital Markets Bond ETF

Fund Overview

The Claymore U.S. Capital Markets Bond ETF, NYSE Arca ticker: UBD (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of a fixed income securities index called CPMKTB – The Capital Markets Bond IndexSM (the “CPMKTB Index” or the “Index”).

The Index is a total return index comprised of long-term U.S. investment grade fixed income securities. The number of securities included in the Index has ranged from approximately 5,100 to 7,800 securities during the previous ten year period; however, the number of securities included in the Index varies from month-to-month and may be higher or lower than the historical range. Securities eligible for inclusion in the Index, as determined by Dorchester Capital Management LLC (“Dorchester” or the “Index Provider”), are long-term fixed income securities (defined as those with redemption dates greater than one year from the start of the month as determined by a yield to worst calculation), including U.S. Treasury securities, U.S. federal agency and other government sponsored entities’ fixed income securities, investment grade U.S. corporate fixed income securities and U.S. agency mortgage pass-through securities such as those issued by Ginnie Mae, Fannie Mae, and Freddie Mac that are backed by pools of mortgages. The Index may also include U.S. registered, dollar-denominated bonds of foreign corporations, governments, agencies and supra-national agencies. The Fund will at all times invest at least 80% of its total assets in fixed income securities that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. The Fund also will normally invest at least 80% of its net assets in U.S. fixed income securities. Claymore Advisors, LLC is the Fund’s adviser (the “Adviser”). Mellon Capital Management Corporation (the “Subadviser”), seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation.

The Fund utilizes a sampling approach in seeking to achieve its objective. Sampling means that the Subadviser uses quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes and other characteristics.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distri-butions. This report discusses the annual fiscal period ended May 31, 2010. On a market price basis, the Fund generated a total return of 29.38%, representing a change in market price to $53.45 on May 31, 2010, from $43.05 on May 31, 2009. On an NAV basis, the Fund generated a total return of 7.43%, representing a change in NAV to $52.03 on May 31, 2010, from $50.39 on May 31, 2009. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the Index returned 3.06% and the Barclays Capital U.S. Aggregate Bond Index returned 8.42% for the same period. In executing the quantitative sampling to select securities for inclusion in the Fund’s portfolio, the Fund may, at times, maintain allocation differences in security type or sector exposure, among other differences, that may result in Fund performance that differs from Index performance. During the period covered by this report the Fund had greater exposure than Index to the financials and industrials sectors, both of which were sectors that outpaced the returns of other sectors during the period. As a result the Fund’s return was higher than that of the Index.

The Fund made the following monthly income distributions per share during the fiscal period ending May 31, 2010:

Amount

June 30, 2009	$0.099
July 31, 2009	$0.092
August 31, 2009	$0.091
September 30, 2009	$0.087
October 30, 2009	$0.088
November 30, 2009	$0.083
December 31, 2009	$0.097
January 29, 2010	$0.087
February 26, 2010	$0.077
March 31, 2010	$0.082
April 30, 2010	$0.075
May 28, 2010	$0.075

In addition, a supplemental distribution of $0.572 and a short-term capital gain distribution of $0.429 per share were made on December 31, 2009. The Fund is scheduled to make its next monthly distribution of $0.089 per share on June 30, 2010.

Annual Report | May 31, 2010 | 7

Claymore Exchange-Traded Fund Trust | Management Discussion of Fund Performance continued

Performance Attribution

At the beginning of the Fund’s fiscal year, 25.7% of the Fund’s total investments were invested U.S. Treasury securities, 47.1% in U.S. Agency bonds, and 27.2% in corporate bonds. Consistent with changes in the Index, the portfolio’s composition migrated to a more conservative positioning, with a larger allocation to treasuries and smaller allocations to agencies and corporate bonds during the Fund’s fiscal year. As of May 31, 2010, U.S. Treasury securities represented approximately 37.3% of the portfolio; U.S. Agency bonds represented 39.6%; and the position in corporate bonds had been reduced to 23.2% of the portfolio. During the period the economy began to show signs of improvement due in part to the actions taken by the U.S. government. The Fund’s allocation to corporate bonds, which carry credit risk, benefited the most from the improving economic conditions, posting double-digit returns of 15.20% (as measured by the Barclays US Credit Index) over the period. (Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.) U.S. Agency bonds (as measured by the Barclays US Agencies Index) returned 4.53% and Treasuries (as measured by the Barclays U.S. Treasury Composite Index) returned 4.50%. The majority of the strong return of corporate bonds was driven by better than expected corporate earnings, while Treasuries were affected by an increase in issuance and inflation concerns. Within the portion of the portfolio invested in corporate bonds, financials made up approximately 8.2% of the portfolio as of May 31, 2010, down from over 9.2% a year ago. The financial sector was one of the better performing sectors with a return in excess of 18%. Industrials comprised slightly over 0.6% of the portfolio down from 0.4% in May 2009 and returned over 15% for the period. The Fund had a higher allocation to AAA rated securities (including U.S. Treasury obligations that are not rated but which are backed by the full faith and credit of the government of the United States and therefore are generally considered to be comparable to bonds rated AAA) in May 2010, with approximately 78% in exposure versus approximately 73% a year ago. Double A (AA) and Single A bonds represented 3% and 11.9% respectively, down from 4.1% and 14.3% at the prior year end.

8 | Annual Report | May 31, 2010

Claymore Exchange-Traded Fund Trust | Management Discussion of Fund Performance continued

ULQ | Claymore U.S. Capital Markets Micro-Term Fixed Income ETF

Fund Overview

The Claymore U.S. Capital Markets Micro-Term Fixed Income ETF (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of a money market and micro-term fixed income securities index called CPMKTL – The Capital Markets Liquidity Index (the “CPMKTL Index” or the “Index”).

The Index is a total return index comprised of micro-term U.S. investment grade fixed income securities and money market instruments. The number of securities included in the Index has ranged from approximately 1,000 to 2,350 in the previous ten-year period; however, the number of securities included in the Index varies from month-to-month and may be higher or lower than the historical range. The Index includes micro-term U.S. Treasury fixed income securities, micro-term U.S. federal agency and other government sponsored entities’ fixed income securities, micro-term investment grade U.S. corporate fixed income securities, commercial paper, bankers acceptances, large time deposits, and U.S. federal agency discount notes as determined by Dorchester Capital Management LLC (“Dorchester” or the “Index Provider”). The Index may also include U.S. registered, dollar-denominated bonds of foreign corporations, governments, agencies and supra-national agencies. The Index Provider defines “micro-term” fixed income securities as those with a redemption date of less than a year from the start of the month, as determined by a yield to worst calculation. The Fund will at all times invest at least 80% of its total assets in fixed income securities that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. The Fund also will normally invest at least 80% of its net assets in U.S. fixed income securities. Claymore Advisors, LLC is the Fund’s adviser (the “Adviser”). Mellon Capital Management Corporation, the Fund’s investment subadviser (the “Investment Subadviser”), seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund utilizes a sampling approach in seeking to achieve its objective. Sampling means that the Investment Subadviser uses quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes and other characteristics.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2010.

On a market price basis, the Fund generated a total return of -0.09%, representing a change in market price to $49.78 on May 31, 2010, from $49.84 on May 31, 2009. On an NAV basis, the Fund generated a total return of -0.03%, representing a change in NAV to $49.80 on May 31, 2010, from $49.83 on May 31, 2009. At the end of the period the Fund’s shares were trading at a slight market price discount to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the Index returned 0.49% and the Barclays Capital 1-3 Month U.S. Treasury Bill Index returned 0.12% for the same period.

The Fund made the following monthly income distributions per share:

Date	Amount
June 30, 2009	$0.011
July 31, 2009	$0.005
August 31, 2009	$0.003
September 30, 2009	$0.001

Since September 2009, the Fund has not generated sufficient net investment income to pay distributions to shareholders.

Performance Attribution

During the 12-month period ended May 31, 2010, interest rates on short-term securities remained near their lowest levels in many years, reflecting the Federal Reserve’s highly accommodative monetary policy. However, rates on certain short-term securities began to move higher, as supply began to exceed demand.

Consistent with the high credit quality of securities included in the Index, the portfolio maintained a high average credit quality, with the main focus on highly rated commercial paper and short duration investment grade corporate bonds. The commercial paper sector benefitted from an improvement in liquidity, offering more attractive rates than U.S. treasury and agency securities.

All asset classes held in the Fund had positive returns for the period. However, because short-term interest rates were very low, the Fund’s return after expenses was negative. The Fund’s holdings of investment grade short-term corporate debt (26.1% of total investments at period end) performed better than short-term U.S. Government and Agency Securities (23.7% of total investments at period end). The Fund also held very liquid and highly rated commercial paper (50.2% of total investments at period end) which contributed to performance.

Annual Report | May 31, 2010 | 9

Claymore Exchange-Traded Fund Trust | Management Discussion of Fund Performance continued

IRO   | Claymore/Zacks Dividend Rotation ETF

Fund Overview

The Claymore/Zacks Dividend Rotation ETF (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Zacks Dividend Rotation Index (the “Dividend Rotation Index” or “Index”).

The Index is comprised of approximately 100 stocks selected, based on investment and other criteria, from a universe of the 1,500 largest listed equity companies (based on market capitalization) that pay dividends at least annually (in any amount). The universe of companies eligible for inclusion in the Index is comprised of all U.S. stocks listed on domestic exchanges, as well as American depositary receipts (“ADRs”) and master limited partnerships (“MLPs”). The companies in the universe are selected using a proprietary methodology developed by Zacks Investment Research, Inc. (“Zacks”), the Fund’s index provider. The Index includes companies with capitalizations between $70 million and $284 billion, which include companies with all market capitalizations as defined by Zacks. The Fund will at all times invest at least 90% of its total assets in securities that comprise the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of the component securities that comprise the Index. Claymore Advisors, LLC, the Fund’s adviser (the “Adviser”) seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2010.

On a market price basis, the Fund generated a total return of 35.42%, representing a change in market price to $18.94 on May 31, 2010, from $14.58 on May 31, 2009. On an NAV basis, the Fund generated a total return of 34.33%, representing a change in NAV to $18.99 on May 31, 2010, from $14.70 on May 31, 2009.

At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. Investors should also be aware that these returns were primarily achieved during favorable market conditions and may not be sustainable.

For underlying index and broad market comparison purposes, the Index returned 36.04% and the Dow Jones U.S. Select Dividend Index returned 29.25% for the same period.

The Fund made quarterly distributions of $0.1140 per share on June 30, 2009; $0.1510 per share on September 30, 2009; a regular quarterly distribution of $0.1530 and a supplemental distribution of $0.1840 on December 31, 2009; and a quarterly distribution of $0.1550 on March 31, 2010. The Fund is scheduled to make its next quarterly distribution of $0.200 per share on June 30, 2010.

Performance Attribution1

For the 12-month period ended May 31, 2010, the financials sector made the most significant contribution to performance, followed by the utilities sector. The only sector with a negative return was technology.

Positions that contributed most significantly to performance included Calumet Specialty Products Partners L.P., a producer of specialty hydrocarbon products; Dime Community Bancshares, Inc., a savings bank with office in the New York City boroughs of Brooklyn, Queens, and the Bronx, and in Nassau County, New York; and Aircastle Limited, which acquires, leases, and sells commercial jet aircraft to passenger and cargo airlines. (The three aforementioned positions were not held in the portfolio at period end). Positions that detracted most significantly from performance included OceanFirst Financial Corp., Inc., a savings bank head-quartered in New Jersey (not held in the portfolio at period end); United Online, Inc., a provider of consumer products and services over the Internet (1.1% of total investments at period end); and Albany International Corp., a diversified manufacturer of industrial goods (not held in the portfolio at period end).

1       Sectors based on Financial Times and Stock Exchange classifications.

10 | Annual Report | May 31, 2010

Claymore Exchange-Traded Fund Trust | Management Discussion of Fund Performance continued

Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers and Claymore only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

This information does not represent an offer to sell securities of the Funds and it is not soliciting an offer to buy securities of the Funds. An investment in the various Claymore ETFs is subject to certain risks and other considerations. Below are some general risks and considerations associated with investing in the Fund, which may cause you to lose money, including the entire principal that you invest. Please refer to the individual ETF prospectus for a more detailed discussion of the Fund-specific risks and considerations.

Equity Risk (excludes UBD and ULQ): The value of the securities held by the Funds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Funds participate, or factors relating to specific companies in which the Funds invest.

Micro-, Small- and Medium-Sized Company Risk: If the Fund invests in securities of these companies, it will be subject to greater risk as their stocks may be more volatile and less liquid than investing in more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Micro-cap companies may be newly formed, less developed and there may be less available information about the company.

Non-Correlation Risk: The Fund’s return may not match the return of the Index including, but not limited to, operating expenses and costs in buying and selling securities to reflect changes in the Index. The Fund may not be fully invested at times. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate with the Index return, as would be the case if it purchased all of the stocks with the same weightings as the Index.

Replication Management Risk: The Fund is not “actively” managed. Therefore, it would not necessarily sell a stock because the stock’s issuer was in financial trouble unless that stock is removed from the Index.

Issuer-Specific Changes:The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Fund Risk:The Fund can invest a greater portion of assets in securities of individual issuers than a diversified fund. Changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Foreign Investment Risk (IRO and LVL): Investing in non-U.S. issuers, although limited to ADRs, may involve unique risks such as currency, political, and economic risk, as well as less market liquidity, generally greater market volatility and less complete financial information than for U.S. issuers.

Foreign Issuers Risk (UBD and ULQ): Investing in U.S. registered, dollar-denominated bonds of foreign corporations, governments, agencies and supra-national agencies which have different risks than investing in U.S. companies. These include currency, political, and economic risk, as well as less market liquidity, generally greater market volatility and less complete financial information than for U.S. issuers.

Industry Risk: If the Index is comprised of issuers in a particular industry or sector, the Fund would therefore be focused in that industry or sector. Accordingly, the Fund may be subject to more risks than if it were broadly diversified over numerous industries and sectors of the economy.

The Claymore/S&P Global Dividend Opportunities Index ETF is also subject to REIT Risk, Master Limited Partnership (MLP) Risk, Risks of Investing In Other Investment Companies, Preferred Stock Risk, Distribution Risk, and the following primary risks of strategies pursued by the types of CEFs in which the Fund may invest. Credit Risk, High Yield Risk, Convertible Security Risk, Prepayment Risk.

The Claymore/Zacks Dividend Rotation ETF is also subject to QDI Tax Risk, Finan-cial Sector Risk, Master Limited Partnership (MLP) Risk, Non-Correlation Risk, and Portfolio Turnover Risk.

The Claymore U.S. Capital Markets Bond ETF is also subject to Asset Class Risk, Call Risk/Prepayment Risk, Credit/Default Risk, Derivatives Risk, Extension Risk, Income Risk, Interest Rate Risk, Liquidity Risk, Mortgage-Backed Securities Risk, Finance Services Sector Risk, and Sampling Risk.

The Claymore U.S. Capital Markets Micro-Term Fixed Income ETF is also subject to Asset Class Risk, Call Risk/Prepayment Risk, Credit/Default Risk, Derivatives Risk, Income Risk, Interest Rate Risk, Liquidity Risk, Sampling Risk, and Finance Services Sector Risk. The Fund is not a money market fund and thus does not seek to maintain a stable net asset value of $1.00 per share.

In addition to the risks described, there are certain other risks related to investing in the Funds. These risks are described further in the Prospectus and Statement of Additional Information.

Annual Report | May 31, 2010 | 11

Claymore Exchange-Traded Fund Trust

Fund Summary & Performance | As of May 31, 2010 (unaudited)

LVL  | Claymore/S&P Global Dividend Opportunities Index ETF

Fund Statistics
Share Price	$13.15
Net Asset Value	$13.19
Premium/Discount to NAV	-0.30%
Net Assets ($000)	$12,665

Total Returns
		Since
		Inception
(Inception 6/25/07)	One Year	(Annualized)
Claymore/S&P Global Dividend
Opportunities Index ETF
NAV	19.97%	-14.74%
Market	22.87%	-14.82%
S&P Global Dividend
Opportunities Index	21.72%	-12.63	%1
MSCI World Index	13.60%	-10.47%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.98 per share for share price returns or initial net asset value (NAV) of $24.98 per share for NAV returns. Returns for periods of less than one year are not annualized.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 3.06%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.65%, while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 2.15%. There is a contractual fee waiver currently in place for this Fund through December 31, 2012 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.60%. Without this expense cap, actual returns would be lower.

% of Total
Country Breakdown	Investments
United States	25.1%
Canada	18.4%
Spain	9.5%
Italy	8.4%
Israel	8.1%
Japan	3.7%
United Kingdom	3.2%
Australia	3.1%
Portugal	3.0%
Belgium	3.0%
Bermuda	3.0%
Finland	2.8%
Austria	2.8%
Germany	2.6%
Netherlands	2.1%
South Africa	0.6%
France	0.3%
China	0.1%
Switzerland	0.1%
Chile	0.1%
Russia	0.0%*
Philippines	0.0%*
*  Less than 0.1%.

% of Total
Currency Denomination	Investments
Euro	34.5%
United States Dollar	31.0%
Canadian Dollar	18.4%
Israeli Shekel	5.2%
All other currencies	10.9%

1  The above benchmark returns reflect the blended return of the Benchmarks By Design High Income Index from 6/25/07 - 9/29/08 and the return of the S&P Global Dividend Opportunities Index, net of foreign withholding taxes, from 9/30/08 - 5/31/10.

12 | Annual Report | May 31, 2010

Claymore Exchange-Traded Fund Trust | Fund Summary & Performance (unaudited) continued

LVL | Claymore/S&P Global Dividend Opportunities Index ETF (continued)

% of
Portfolio Breakdown	Net Assets
Telecommunication Services	21.8%
Financials	17.8%
Energy	16.9%
Utilities	14.5%
Industrials	7.2%
Consumer Discretionary	7.1%
Health Care	5.8%
Information Technology	3.8%
Consumer Staples	3.5%
Materials	0.8%
Total Common Stocks and Income Trusts	99.2%
Exchange-Traded Funds	0.3%
Total Investments	99.5%
Other Assets in excess of Liabilities	0.5%
Net Assets	100.0%

% of Total
Top Ten Holdings	Investments
Yellow Pages Income Fund	4.0%
Nintendo Co. Ltd.	3.7%
Penn West Energy Trust	3.7%
Frontier Communications Corp.	3.6%
National Retail Properties, Inc.	3.6%
Omega Healthcare Investors, Inc.	3.5%
Altria Group, Inc.	3.5%
Crescent Point Energy Corp.	3.4%
CenturyLink, Inc.	3.4%
Peyto Energy Trust	3.3%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of total investments. Both are subject to change daily. For more current Fund information, please visit www.clay-more.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Current Year Distributions to Shareholders

Performance of a $10,000 Investment

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI World Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI World Index is a free float-adjusted market capitalization index that measures global developed market equity performance of the developed market country indices of Europe, Australasia, the Far East, the U.S. and Canada. It is not possible to invest directly in the MSCI World Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

Annual Report | May 31, 2010 | 13

Claymore Exchange-Traded Fund Trust | Fund Summary & Performance (unaudited) continued

UBD | Claymore U.S. Capital Markets Bond ETF

Fund Statistics
Share Price		$53.45
Net Asset Value		$52.03
Premium/Discount to NAV		2.73%
Net Assets ($000)		$5,203

Total Returns
		Since
		Inception
(Inception 2/12/08)	One Year	(Annualized)
Claymore U.S. Capital Markets
Bond ETF
NAV	7.43%	4.83%
Market	29.38%	6.21%
CPMKTB-The Capital Markets
Bond Index	3.06%	2.46%
Barclays Capital U.S. Aggregate
Bond Index	8.42%	5.75%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $50.00 per share for share price returns or initial net asset value (NAV) of $50.00 per share for NAV returns. Returns for periods of less than one year are not annualized.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 3.05%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.32%, while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 2.76%. There is a contractual fee waiver currently in place for this Fund through December 31, 2012 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.27% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.27%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Financial	8.1%
Banking	2.3%
Consumer Discretionary	2.1%
Health Care	1.9%
Utility	1.9%
Consumer Staples	1.7%
Telecommunications	1.4%
Energy	1.2%
Information Technology	0.9%
Industrials	0.6%
Gas Transmission	0.4%
Rail Transportation	0.2%
Special Purpose	0.1%
Total Corporate Bonds	22.8%
U.S. Treasury Securities	36.6%
Mortgage Backed Securities	32.8%
U.S. Government Agency Securities	6.2%
Total U.S. Government and Agency Securities	75.6%
Total Investments	98.4%
Other Assets in excess of Liabilities	1.6%
Net Assets	100.0%

% of Total
Credit Quality	Investments
AAA	7.8%
AA	3.0%
A	11.9%
BBB	6.5%
BB	0.2%
NR-Fannie Mae, Freddie Mac & Ginnie Mae MBS	33.3%
NR- U.S. Treasury Note/Bond	37.3%

% of Total
Maturity Breakdown	Investments
0-5 Years	39.0%
6-10 Years	15.3%
11-15 Years	7.0%
16-20 Years	3.2%
21-25 Years	2.5%
26-30 Years	33.0%

Portfolio breakdown is shown as a percentage of net assets. Credit quality and maturity breakdown are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Performance of a $10,000 Investment

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Barclays Capital U.S. Aggregate Bond Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The Barclays Capital U.S. Aggregate Bond Index covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The Index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and collateralized mortgage-back securities sectors. It is not possible to invest directly in the Barclays Capital U.S. Aggregate Bond Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

14 | Annual Report | May 31, 2010

Claymore Exchange-Traded Fund Trust | Fund Summary & Performance (unaudited) continued

ULQ | Claymore U.S. Capital Markets Micro-Term Fixed Income ETF

Fund Statistics
Share Price		$49.78
Net Asset Value		$49.80
Premium/Discount to NAV		-0.04%
Net Assets ($000)		$14,940

Total Returns
		Since
		Inception
(Inception 2/12/08)	One Year	(Annualized)
Claymore U.S. Capital Markets
Micro-Term Fixed Income ETF
NAV	-0.03%	0.72%
Market	-0.09%	0.70%
CPMKTL – The Capital Markets
Liquidity Index	0.49%	1.34%
Barclays Capital 1-3 Month
U.S. Treasury Bill Index	0.12%	0.69%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the ETF at the initial share price of $50.00 per share for share price returns or initial net asset value (NAV) of $50.00 per share for NAV returns. Returns for periods of less than one year are not annualized.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 2.12%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.32%, while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 1.02%. There is a contractual fee waiver currently in place for this Fund through December 31, 2012 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.27% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.27%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Commercial Paper	47.5%
Corporate Bonds	24.8%
U.S. Government and Agency Securities	22.4%
Total Investments	94.7%
Other Assets in excess of Liabilities	5.3%
Net Assets	100.0%

% of Total
Maturity Breakdown	Investments
0-1 Years	100.0%

Portfolio breakdown is shown as a percentage of net assets. Maturity breakdown is shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Current Year Distributions to Shareholders

Performance of a $10,000 Investment

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Barclays Capital 1-3 Month U.S. Treasury Bill Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. Barclays Capital 1-3 Month U.S. Treasury Bill Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to 1 month and less than 3 months. It is not possible to invest directly in the Barclays Capital 1-3 Month U.S. Treasury Bill Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and fund shares, when redeemed, may be worth more or less than their original investment.

Annual Report | May 31, 2010 | 15

Claymore Exchange-Traded Fund Trust | Fund Summary & Performance (unaudited) continued

IRO | Claymore/Zacks Dividend Rotation ETF

Fund Statistics
Share Price		$18.94
Net Asset Value		$18.99
Premium/Discount to NAV		-0.26%
Net Assets ($000)		$8,545

Total Returns
		Since
		Inception
(Inception 10/24/07)	One Year	(Annualized)
Claymore/Zacks Dividend
Rotation ETF
NAV	34.33%	-5.90%
Market	35.42%	-5.99%
Zacks Dividend Rotation Index	36.04%	-4.31%
Dow Jones U.S. Select
Dividend Index	29.25%	-10.57%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in the market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Investors should also be aware that these returns were primarily achieved during favorable market conditions and may not be sustainable.

Since inception returns assume a purchase of the Fund at the initial share price of $25.32 per share for share price returns or initial net asset value (NAV) of $25.32 per share for NAV returns. Returns for periods of less than one year are not annualized.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 5.76%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.65%, while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 2.67%. There is a contractual fee waiver currently in place for this Fund through December 31, 2012 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.60%. Without this expense cap, actual returns would be lower.

% of Net
Portfolio Breakdown	Assets
Utilities	37.2%
Financials	22.1%
Consumer Discretionary	8.0%
Energy	7.9%
Consumer Staples	6.4%
Health Care	5.0%
Industrials	5.0%
Materials	3.4%
Information Technology	2.9%
Telecommunication Services	1.7%
Total Common Stock and Master Limited Partnerships	99.6%
Exchange-Traded Funds	0.2%
Total Investments	99.8%
Other Assets in Excess of Liabilities	0.2%
Net Assets	100.0%

% of Total
Top Ten Holdings	Investments
Alliance Resource Partners LP	2.0%
Ameren Corp.	1.9%
PPL Corp.	1.8%
TELUS Corp. (Canada)	1.7%
SCANA Corp.	1.6%
Shaw Communications, Inc. - Class B (Canada)	1.6%
Laclede Group, Inc. (The)	1.5%
Kimberly-Clark Corp.	1.5%
Washington Trust Bancorp, Inc.	1.5%
Xcel Energy, Inc.	1.5%

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Current Year Distributions to Shareholders

Performance of a $10,000 Investment

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Dow Jones U.S. Select Dividend Index (Dow Jones U.S. SDI). Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The Dow Jones U.S. SDI is defined as all dividend-paying companies in the Dow Jones U.S. Total Market Index (Dow Jones U.S. TMI) that have a non-negative historical five-year dividend-per-share growth rate, a five-year average dividend to earnings-per-share ratio of less than or equal to 60%, and a three-month average daily trading volume of 200,000 shares. It is not possible to invest directly in the Dow Jones U.S. SDI. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less that their original investment.

16 | Annual Report | May 31, 2010

Claymore Exchange-Traded Fund Trust | Fund Summary & Performance (unaudited) continued

Historical Premium/Discount Data
The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value (“NAV”). NAV is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five years (or since the Fund’s inception date if the Fund has been in existence for less than five years). The inception date for each Fund is disclosed at the end of the Historical Premium/Discount Data section.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

LVL | Claymore/S&P Global Dividend Opportunities Index ETF1

		Percentage
	Number of	of Total
Premium/Discount Range	Trading Days	Trading Days
Greater than 2.0%	25	3.38%
Between 1.5% and 2.0%	13	1.76%
Between 1.0% and 1.5%	28	3.79%
Between 0.5% and 1.0%	94	12.72%
Between -0.5% and 0.5%	445	60.22%
Between -0.5% and -1.0%	51	6.90%
Between -1.0% and -1.5%	42	5.68%
Between -1.5% and -2.0%	19	2.57%
Below -2.0%	22	2.98%

UBD | Claymore U.S. Capital Markets Bond ETF3

		Percentage
	Number of	of Total
Premium/Discount Range	Trading Days	Trading Days
Greater than 2.0%	2	0.34%
Between 1.5% and 2.0%	0	0.00%
Between 1.0% and 1.5%	10	1.73%
Between 0.5% and 1.0%	6	1.04%
Between -0.5% and 0.5%	220	38.00%
Between -0.5% and -1.0%	10	1.73%
Between -1.0% and -1.5%	8	1.38%
Between -1.5% and -2.0%	8	1.38%
Below -2.0%	315	54.40%

ULQ | Claymore U.S. Capital Markets Micro-Term Fixed Income ETF3

		Percentage
	Number of	of Total
Premium/Discount Range	Trading Days	Trading Days
Greater than 2.0%	7	1.21%
Between 1.5% and 2.0%	1	0.17%
Between 1.0% and 1.5%	8	1.38%
Between 0.5% and 1.0%	22	3.80%
Between -0.5% and 0.5%	515	88.95%
Between -0.5% and -1.0%	2	0.34%
Between -1.0% and -1.5%	10	1.73%
Between -1.5% and -2.0%	3	0.52%
Below -2.0%	11	1.90%

IRO | Claymore/Zacks Dividend Rotation ETF2

		Percentage
	Number of	of Total
Premium/Discount Range	Trading Days	Trading Days
Greater than 2.0%	6	0.92%
Between 1.5% and 2.0%	0	0.00%
Between 1.0% and 1.5%	3	0.46%
Between 0.5% and 1.0%	5	0.76%
Between -0.5% and 0.5%	561	85.79%
Between -0.5% and -1.0%	50	7.65%
Between -1.0% and -1.5%	12	1.83%
Between -1.5% and -2.0%	5	0.76%
Below -2.0%	12	1.83%
1  Commenced operations June 25, 2007.
2  Commenced operations October 24, 2007.
3  Commenced operations February 12, 2008.

Annual Report | May 31, 2010 | 17

Claymore Exchange-Traded Fund Trust |

Overview of Fund Expenses | As of May 31, 2010 (unaudited)

As a shareholder of Claymore/S&P Global Dividend Opportunities Index ETF; Claymore U.S. Capital Markets Bond ETF; Claymore U.S. Capital Markets Micro-Term Fixed Income ETF; and Claymore/Zacks Dividend Rotation ETF, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended May 31, 2010.

Actual Expense
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Annualized	Expenses
	Beginning	Ending	Expense Ratio	Paid
	Account	Account	for the	During
	Value	Value	Period Ended	Period1
	12/1/09	5/31/10	5/31/10	12/1/09-5/31/10
Claymore/S&P Global Dividend Opportunities Index ETF2
Actual	$1,000.00	$ 940.84	0.65%	$3.15
Hypothetical (5% annual return before expenses)	1,000.00	1,021.69	0.65%	3.28
Claymore U.S. Capital Markets Bond ETF2
Actual	1,000.00	1,017.60	0.32%	1.61
Hypothetical (5% annual return before expenses)	1,000.00	1,023.34	0.32%	1.61
Claymore U.S. Capital Markets Micro-Term Fixed Income ETF2
Actual	1,000.00	999.59	0.32%	1.60
Hypothetical (5% annual return before expenses)	1,000.00	1,023.34	0.32%	1.61
Claymore/Zacks Dividend Rotation ETF2
Actual	1,000.00	1,079.54	0.65%	3.37
Hypothetical (5% annual return before expenses)	1,000.00	1,021.69	0.65%	3.28

1
Actual and hypothetical expenses are calculated using the annualized expense ratio. This represents the ongoing expenses of the Fund as a percentage of net assets for the six months ended May 31, 2010. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value over the period; then multiplying that result by 182/365.

2	The expense ratios reflect an expense waiver. Please see the Notes to Financial Statements for more information.
Assumes all dividends and distributions were reinvested.

18 | Annual Report | May 31, 2010

Claymore Exchange-Traded Fund Trust

Portfolio of Investments | May 31, 2010

LVL | Claymore/S&P Global Dividend Opportunities Index ETF

Number of
Shares	Description	Value
	Total Investments – 99.5%
	Common Stocks – 87.3%

	Australia – 3.1%
233	ASX Ltd.	$6,149
696	Bank of Queensland Ltd.	6,602
67,031	TABCORP Holdings Ltd.	379,004
		391,755

	Austria – 2.8%
15,335	Oesterreichische Post AG	350,409

	Belgium – 2.9%
11,607	Belgacom SA	361,193
112	Mobistar SA	5,709
69	Solvay SA	6,052
		372,954

	Bermuda – 2.9%
13,127	Nordic American Tanker Shipping	372,807

	Canada – 6.4%
593	Brookfield Properties Corp.	8,690
11,691	Crescent Point Energy Corp.	433,576
182	IGM Financial, Inc.	6,878
13,041	Manitoba Telecom Services, Inc.	350,951
231	TELUS Corp.	8,051
		808,146

	Chile – 0.1%
433	Lan Airlines SA, ADR	8,054

	China – 0.1%
600	Hang Seng Bank Ltd.	8,061
1,500	Hongkong Electric Holdings Ltd.	8,872
		16,933

	Finland – 2.8%
271	Fortum OYJ	6,156
19,481	Orion OYJ – Class B	344,730
292	Sampo OYJ – Class A	6,211
		357,097

	France – 0.3%
134	Bouygues SA	5,696
266	Metropole Television SA	5,391
88	Neopost SA	6,406
184	Nexity	5,346
120	Total SA	5,643
39	Vallourec SA	7,288
		35,770

	Germany – 2.6%
123	BASF SE	6,499
4,429	RWE AG	320,925
		327,424

	Israel – 8.0%
13,522	Cellcom Israel Ltd.	364,012
517	Israel Chemicals Ltd.	5,704
13,556	Koor Industries Ltd.	265,523
21,528	Partner Communications Co. Ltd.	382,593
		1,017,832

	Italy – 8.4%
42,118	ACEA SpA	408,494
73,274	Enel SpA	338,842
16,438	ENI SpA	311,153
867	Mediaset SpA	5,421
		1,063,910

	Japan – 3.7%
1,600	Nintendo Co. Ltd.	470,816

	Netherlands – 2.1%
38,866	Koninklijke BAM Groep NV	255,406
182	Koninklijke Boskalis Westminster NV	6,895
		262,301

	Philippines – 0.0%*
130	Philippine Long Distance Telephone Co.	6,752

	Portugal – 3.0%
691	Brisa Auto-Estradas de Portugal SA	4,124
36,244	Portugal Telecom SGPS SA	371,410
		375,534

	Russia – 0.1%
372	Mobile Telesystems OJSC, ADR	7,153

	South Africa – 0.6%
6,125	ArcelorMittal South Africa Ltd.	64,510
167	Kumba Iron Ore Ltd.	7,156
		71,666

	Spain – 9.5%
139	ACS Actividades de Construccion y Servicios SA	5,211
74,316	Banco de Sabadell SA	318,184
34,129	Banco Espanol de Credito SA	277,180
53,499	Banco Popular Espanol SA	274,841
435	Banco Santander SA	4,506
328	Enagas	5,392
12,671	Endesa SA	293,442

See notes to financial statements.	Annual Report | May 31, 2010 | 19

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

LVL | Claymore/S&P Global Dividend Opportunities Index ETF (continued)

Number of
Shares	Description	Value

	Spain (continued)
169	Fomento de Construcciones y Contratas SA	$4,170
762	Iberdrola SA	5,130
275	Repsol YPF SA	5,697
276	Telefonica SA	5,343
		1,199,096

	Switzerland – 0.1%
80	Baloise-Holding AG	5,654
34	Zurich Financial Services AG	6,953
		12,607

	United Kingdom – 3.1%
8,933	AstraZeneca PLC	374,751
717	BP PLC	5,129
625	Close Brothers Group PLC	6,470
352	GlaxoSmithKline PLC	5,888
247	Royal Dutch Shell PLC – Class A	6,510
		398,748

	United States – 24.7%
224	Alliant Energy Corp.	7,199
21,597	Altria Group, Inc.	438,203
283	AT&T, Inc.	6,877
299	Bristol-Myers Squibb Co.	6,940
12,423	CenturyLink, Inc.	426,482
13,298	Cincinnati Financial Corp.	361,573
165	Consolidated Edison, Inc.	7,027
168	DTE Energy Co.	7,646
221	EI du Pont de Nemours & Co.	7,994
203	Entertainment Properties Trust – REIT	8,311
90	Essex Property Trust, Inc. – REIT	9,471
57,761	Frontier Communications Corp.	459,200
162	Home Properties, Inc. – REIT	7,878
153	Mid-America Apartment Communities, Inc. – REIT	8,358
20,860	National Retail Properties, Inc. – REIT	458,503
211	Nationwide Health Properties, Inc. – REIT	7,488
22,196	Omega Healthcare Investors, Inc. – REIT	440,813
25,486	Pepco Holdings, Inc.	411,089
380	Pfizer, Inc.	5,787
196	SCANA Corp	7,113
352	Senior Housing Properties Trust – REIT	7,336
217	Southern Co.	7,096
299	Vectren Corp.	6,892
165	Ventas, Inc. – REIT	7,747
240	Verizon Communications, Inc.	6,605
		3,129,628

	Total Common Stocks – 87.3%
	(Cost $12,332,892)	11,057,392

	Exchange-Traded Funds – 0.3%
	United States – 0.3%
840	iShares MSCI ACWI Index Fund
	(Cost $37,228)	33,062

	Income Trusts – 11.9%
	Canada – 11.9%
364	ARC Energy Trust	7,165
245	Baytex Energy Trust	7,595
315	Enerplus Resources Fund	6,958
528	NAL Oil & Gas Trust	5,674
5,110	Pembina Pipeline Income Fund	84,697
24,366	Penn West Energy Trust	468,274
31,322	Peyto Energy Trust	418,183
225	Vermilion Energy Trust	7,180
83,854	Yellow Pages Income Fund	499,169
	(Cost $1,379,933)	1,504,895

	Total Investments – 99.5%
	(Cost $13,750,053)	12,595,349
	Other Assets in excess of Liabilities – 0.5%	69,240

	Net Assets – 100.0%	$12,664,589

*      Less than 0.1%.

ADR – American Depositary Receipt

AG – Stock Corporation

NV – Publicly Traded Company

OJSC – Open Joint Stock Company

OYJ – Publicly Traded Company

PLC – Public Limited Company

REIT – Real Estate Investment Trust

SA – Corporation

SE – Stock Corporation

SpA – Limited Share Company

(a) Non-income producing security.

See notes to financial statements.

20 | Annual Report | May 31, 2010

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

UBD | Claymore U.S. Capital Markets Bond ETF

Principal		Rating
Amount	Description	(S&P)*	Coupon	Maturity	Value

	Corporate Bonds – 22.8%

	Banking – 2.3%
$25,000	Bank of America Corp.	AAA	3.125%	06/15/12	$26,027
25,000	Bank of America Corp.	A	5.625%	10/14/16	25,581
5,000	Bank of America Corp.	A	5.750%	12/01/17	5,064
5,000	BB&T Corp.	A-	5.250%	11/01/19	5,117
25,000	Wachovia Corp.	A+	5.250%	08/01/14	26,528
25,000	Wells Fargo & Co.	AA-	4.875%	01/12/11	25,614
5,000	Wells Fargo & Co.	AA-	5.250%	10/23/12	5,354
					119,285

	Consumer Discretionary – 2.1%
3,000	CBS Corp.	BBB-	7.875%	07/30/30	3,291
12,000	Comcast Cable Communications
	Holdings, Inc.	BBB+	8.375%	03/15/13	13,904
10,000	COX Communications, Inc.	BBB-	5.450%	12/15/14	10,933
2,000	Daimler Finance North America LLC	BBB+	8.500%	01/18/31	2,512
6,000	Historic TW, Inc.	BBB	9.125%	01/15/13	6,982
5,000	Home Depot, Inc.	BBB+	5.400%	03/01/16	5,440
2,000	McDonald’s Corp.	A	6.300%	10/15/37	2,293
10,000	News America, Inc.	BBB+	6.400%	12/15/35	10,486
6,000	Omnicom Group, Inc.	A-	5.900%	04/15/16	6,627
6,000	Thomson Reuters Corp. (Canada)	A-	5.700%	10/01/14	6,687
6,000	Time Warner Cable, Inc.	BBB	5.850%	05/01/17	6,520
5,000	Time Warner, Inc.	BBB	7.625%	04/15/31	5,749
4,000	Viacom, Inc.	BBB	6.875%	04/30/36	4,334
20,000	Walt Disney Co.	A	6.375%	03/01/12	21,707
					107,465

	Consumer Staples – 1.7%
6,000	Bottling Group LLC	A	5.500%	04/01/16	6,758
7,000	Coca-Cola Enterprises, Inc.	A	8.500%	02/01/22	9,225
10,000	CVS Caremark Corp.	BBB+	5.750%	06/01/17	10,908
10,000	Kimberly-Clark Corp.	A	6.125%	08/01/17	11,565
10,000	Kraft Foods, Inc.	BBB-	5.625%	11/01/11	10,569
5,000	Kroger Co.	BBB	6.400%	08/15/17	5,710
20,000	Procter & Gamble Co.	AA-	5.550%	03/05/37	21,396
6,000	SABMiller PLC (United Kingdom) (a)	BBB+	5.500%	08/15/13	6,555
5,000	Safeway, Inc.	BBB	5.800%	08/15/12	5,438
					88,124
	Energy – 1.2%
10,000	Anadarko Petroleum Corp.	BBB-	5.950%	09/15/16	10,652
2,000	Apache Corp.	A-	6.000%	01/15/37	2,154
10,000	ConocoPhillips Holding Co.	A	6.950%	04/15/29	11,925
10,000	Devon Financing Corp. ULC (Canada)	BBB+	6.875%	09/30/11	10,687
5,000	Enterprise Products Operating LLC	BBB-	5.600%	10/15/14	5,411
7,000	ONEOK Partners LP	BBB	6.150%	10/01/16	7,806
7,000	Transocean, Inc. (Ivory Coast)	BBB+	6.000%	03/15/18	7,107
3,000	Valero Energy Corp.	BBB	6.625%	06/15/37	2,864
5,000	XTO Energy, Inc.	BBB	6.750%	08/01/37	5,939
					64,545

	Financial – 8.1%
5,000	Allstate Corp.	A-	5.550%	05/09/35	4,856
10,000	American Express Co.	BBB+	5.500%	09/12/16	10,558
6,000	American International Group, Inc.	A-	5.850%	01/16/18	5,070
10,000	Bear Stearns Cos., LLC	A+	5.700%	11/15/14	10,927
5,000	Capital One Financial Corp.	BBB-	6.150%	09/01/16	5,231
2,000	Chubb Corp.	A+	6.000%	05/11/37	2,113
10,000	Citigroup, Inc.	A	5.300%	10/17/12	10,373
15,000	Citigroup, Inc.	A	6.125%	11/21/17	15,298
5,000	Citigroup, Inc.	A-	6.625%	06/15/32	4,657
20,000	General Electric Capital Corp.	AAA	3.000%	12/09/11	20,631
10,000	General Electric Capital Corp.	AA+	5.875%	02/15/12	10,618
15,000	General Electric Capital Corp.	AA+	5.375%	10/20/16	16,072
18,000	General Electric Capital Corp.	AA+	6.750%	03/15/32	18,689
25,000	Goldman Sachs Group, Inc.	A	6.125%	02/15/33	23,470
25,000	HSBC Finance Corp.	A	6.375%	10/15/11	26,303
5,000	HSBC Finance Corp.	A	5.000%	06/30/15	5,173
5,000	Jefferies Group, Inc.	BBB	6.250%	01/15/36	4,303
3,000	John Deere Capital Corp.	A	7.000%	03/15/12	3,300
30,000	JPMorgan Chase & Co.	AAA	3.125%	12/01/11	31,001
25,000	JPMorgan Chase & Co.	A	5.150%	10/01/15	26,389
3,000	JPMorgan Chase & Co.	A+	6.000%	01/15/18	3,239
5,000	Marsh & McLennan Cos., Inc.	BBB-	5.375%	07/15/14	5,245
15,000	Merrill Lynch & Co., Inc.	A	6.400%	08/28/17	15,358
10,000	MetLife, Inc.	A-	5.700%	06/15/35	9,390
9,000	Morgan Stanley	A	5.300%	03/01/13	9,282
25,000	Morgan Stanley	A-	4.750%	04/01/14	24,818
35,000	National Rural Utilities
	Cooperative Finance Corp.	A	7.250%	03/01/12	38,382
5,000	Principal Financial Group, Inc.	BBB	6.050%	10/15/36	4,670
5,000	Prologis	BBB-	5.625%	11/15/16	4,816
6,000	Prudential Financial, Inc.	A	6.000%	12/01/17	6,409
5,000	Realty Income Corp.	BBB	6.750%	08/15/19	5,408
20,000	Reed Elsevier Capital, Inc.	BBB+	4.625%	06/15/12	20,985
5,000	Simon Property Group LP	A-	5.250%	12/01/16	5,260
5,000	Swiss Re Insurance Solutions
	Holding Corp.	A-	7.000%	02/15/26	5,106
5,000	Travelers Cos., Inc.	A-	6.250%	06/15/37	5,409
					418,809
See notes to financial statements.	Annual Report | May 31, 2010 | 21

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

UBD | Claymore U.S. Capital Markets Bond ETF (continued)

Principal		Rating
Amount	Description	(S&P)*	Coupon	Maturity	Value
	Gas Transmission – 0.4%
$2,000	Energy Transfer Partners LP	BBB-	6.625%	10/15/36	$1,917
10,000	Kinder Morgan Energy Partners LP	BBB	5.000%	12/15/13	10,615
5,000	Spectra Energy Capital LLC	BBB	8.000%	10/01/19	5,995
3,000	Williams Cos., Inc.	BB+	8.750%	03/15/32	3,574
					22,101

	Health Care – 1.9%
10,000	Abbott Laboratories	AA	5.875%	05/15/16	11,494
6,000	Aetna, Inc.	A-	6.000%	06/15/16	6,720
10,000	Bristol-Myers Squibb Co.	A+	5.875%	11/15/36	10,798
5,000	CIGNA Corp.	BBB	7.875%	05/15/27	5,848
4,000	Humana, Inc.	BBB-	6.450%	06/01/16	4,252
25,000	Merck & Co, Inc.	AA-	4.750%	03/01/15	27,413
7,000	Merck & Co, Inc.	AA-	6.000%	09/15/17	8,042
4,000	Teva Pharmaceutical Finance Co. LLC	A-	6.150%	02/01/36	4,325
10,000	WellPoint, Inc.	A-	5.250%	01/15/16	10,659
10,000	Wyeth	AA	5.950%	04/01/37	10,774
					100,325

	Industrials – 0.6%
5,000	Caterpillar, Inc.	A	6.050%	08/15/36	5,512
5,000	Lockheed Martin Corp.	A-	6.150%	09/01/36	5,485
10,000	Masco Corp.	BBB	6.625%	04/15/18	9,856
10,000	United Technologies Corp.	A	4.875%	05/01/15	11,067
					31,920

	Information Technology – 0.9%
2,000	Cisco Systems, Inc.	A+	5.500%	02/22/16	2,269
35,000	International Business Machines Corp.	A+	4.750%	11/29/12	37,863
6,000	Oracle Corp.	A	5.250%	01/15/16	6,697
					46,829

	Rail Transportation – 0.2%
4,000	CSX Corp.	BBB-	6.150%	05/01/37	4,229
4,000	Norfolk Southern Corp.	BBB+	7.050%	05/01/37	4,688
					8,917

	Special Purpose – 0.1%
6,000	Western Union Co.	A-	5.930%	10/01/16	6,573

	Telecommunications – 1.4%
10,000	Ameritech Capital Funding Corp.	A	6.875%	10/15/27	10,587
25,000	AT&T, Inc.	A	5.100%	09/15/14	27,393
5,000	AT&T, Inc.	A	5.625%	06/15/16	5,540
5,000	Embarq Corp.	BBB-	7.082%	06/01/16	5,382
18,000	Verizon Global Funding Corp.	A	7.375%	09/01/12	20,236
5,000	Verizon Global Funding Corp.	A	7.750%	12/01/30	6,009
					75,147

	Utility – 1.9%
13,000	Arizona Public Service Co.	BBB-	6.375%	10/15/11	13,788
7,000	Commonwealth Edison Co.	A-	5.950%	08/15/16	7,858
7,000	Consolidated Edison Co.
	of New York, Inc.	A-	5.500%	09/15/16	7,776
7,000	Constellation Energy Group, Inc.	BBB-	4.550%	06/15/15	7,348
5,000	Duke Energy Ohio, Inc.	A-	5.700%	09/15/12	5,415
5,000	FirstEnergy Corp.	BB+	7.375%	11/15/31	5,166
4,000	Iberdrola USA, Inc.	A-	6.750%	07/15/36	4,298
5,000	Indiana Michigan Power Co.	BBB	6.050%	03/15/37	5,051
10,000	Midamerican Energy Holdings Co.	BBB+	6.125%	04/01/36	10,401
5,000	Pacific Gas & Electric Co.	BBB+	6.050%	03/01/34	5,211
7,000	Pepco Holdings, Inc.	BBB-	6.450%	08/15/12	7,602
3,000	Progress Energy, Inc.	BBB	6.850%	04/15/12	3,268
7,000	Southern Power Co.	BBB+	4.875%	07/15/15	7,544
5,000	Virginia Electric and Power Co.	A-	6.000%	05/15/37	5,261
					95,987

	Total Corporate Bonds – 22.8%
	(Cost $1,134,596)				1,186,027

	U.S. Government and Agency Securities – 75.6%
	Mortgage Backed Securities – 32.8%
90,000	Fannie Mae (b)	NR	4.500%	TBA	94,149
100,000	Fannie Mae (b)	NR	4.500%	TBA	102,031
125,000	Fannie Mae (b)	NR	5.000%	TBA	132,734
270,000	Fannie Mae (b)	NR	5.000%	TBA	282,614
310,000	Fannie Mae (b)	NR	5.500%	TBA	330,683
50,000	Fannie Mae (b)	NR	6.500%	TBA	54,391
200,000	Freddie Mac (b)	NR	5.500%	TBA	213,000
340,000	Freddie Mac (b)	NR	6.000%	TBA	366,456
120,000	Ginnie Mae (b)	NR	5.500%	TBA	128,681
					1,704,739

	U.S. Government Agency Securities – 6.2%
35,000	Fannie Mae	AAA	6.000%	05/15/11	36,823
30,000	Fannie Mae	AAA	4.875%	12/15/16	33,359
20,000	Fannie Mae	AAA	7.250%	05/15/30	26,631
3,000	Fannie Mae	AAA	6.625%	11/15/30	3,763
24,000	Fannie Mae	AAA	5.625%	07/15/37	26,827
12,000	Federal Farm Credit Bank	AAA	3.875%	10/07/13	12,877
15,000	Federal Home Loan Bank System	AAA	4.875%	11/18/11	15,890
10,000	Federal Home Loan Bank System	AAA	5.750%	05/15/12	10,921
5,000	Federal Home Loan Bank System	AAA	3.125%	12/13/13	5,238
20,000	Federal Home Loan Bank System	AAA	4.750%	12/16/16	22,149
10,000	Federal Home Loan Bank System	AAA	5.000%	11/17/17	11,202
16,000	Freddie Mac	AAA	5.125%	07/15/12	17,397

See notes to financial statements.

22 | Annual Report | May 31, 2010

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

UBD | Claymore U.S. Capital Markets Bond ETF (continued)

Principal		Rating
Amount	Description	(S&P)*	Coupon	Maturity	Value
	U.S. Government Agency Securities (continued)
$12,000	Freddie Mac	AAA	4.500%	01/15/13	$12,978
30,000	Freddie Mac	AAA	4.125%	09/27/13	32,427
3,000	Freddie Mac	AAA	4.500%	01/15/14	3,287
20,000	Freddie Mac	AAA	5.000%	07/15/14	22,430
22,000	Tennessee Valley Authority	AAA	6.750%	11/01/25	27,422
					321,621

	U.S. Treasury Securities— 36.6%
10,000	United States Treasury Note/Bond	NR	0.875%	04/30/11	10,041
30,000	United States Treasury Note/Bond	NR	4.875%	04/30/11	31,216
10,000	United States Treasury Note/Bond	NR	0.875%	05/31/11	10,044
70,000	United States Treasury Note/Bond	NR	4.875%	05/31/11	73,084
10,000	United States Treasury Note/Bond	NR	1.125%	06/30/11	10,072
10,000	United States Treasury Note/Bond	NR	1.000%	07/31/11	10,057
20,000	United States Treasury Note/Bond	NR	5.000%	08/15/11	21,088
10,000	United States Treasury Note/Bond	NR	1.000%	08/31/11	10,057
10,000	United States Treasury Note/Bond	NR	1.000%	09/30/11	10,058
10,000	United States Treasury Note/Bond	NR	1.000%	10/31/11	10,054
10,000	United States Treasury Note/Bond	NR	1.750%	11/15/11	10,165
10,000	United States Treasury Note/Bond	NR	0.750%	11/30/11	10,015
10,000	United States Treasury Note/Bond	NR	1.000%	12/31/11	10,050
20,000	United States Treasury Note/Bond	NR	4.875%	02/15/12	21,436
160,000	United States Treasury Note/Bond	NR	1.000%	03/31/12	160,787
18,000	United States Treasury Note/Bond	NR	1.375%	05/15/12	18,221
14,000	United States Treasury Note/Bond	NR	1.875%	06/15/12	14,315
10,000	United States Treasury Note/Bond	NR	1.500%	07/15/12	10,148
9,000	United States Treasury Note/Bond	NR	1.750%	08/15/12	9,178
15,000	United States Treasury Note/Bond	NR	4.250%	09/30/12	16,172
61,000	United States Treasury Note/Bond	NR	1.375%	11/15/12	61,520
15,000	United States Treasury Note/Bond	NR	4.000%	11/15/12	16,106
59,000	United States Treasury Note/Bond	NR	1.125%	12/15/12	59,060
40,000	United States Treasury Note/Bond	NR	2.875%	01/31/13	41,881
8,000	United States Treasury Note/Bond	NR	3.875%	02/15/13	8,600
50,000	United States Treasury Note/Bond	NR	1.375%	03/15/13	50,273
25,000	United States Treasury Note/Bond	NR	3.625%	05/15/13	26,756
26,000	United States Treasury Note/Bond	NR	4.250%	11/15/13	28,429
36,000	United States Treasury Note/Bond	NR	4.000%	02/15/14	39,094
94,000	United States Treasury Note/Bond	NR	2.625%	07/31/14	96,974
25,000	United States Treasury Note/Bond	NR	4.250%	08/15/14	27,477
185,000	United States Treasury Note/Bond	NR	2.500%	03/31/15	188,931
41,000	United States Treasury Note/Bond	NR	5.125%	05/15/16	47,099
31,000	United States Treasury Note/Bond	NR	4.625%	11/15/16	34,722
31,000	United States Treasury Note/Bond	NR	4.750%	08/15/17	35,098
5,000	United States Treasury Note/Bond	NR	4.250%	11/15/17	5,486
73,000	United States Treasury Note/Bond	NR	3.500%	02/15/18	75,988
18,000	United States Treasury Note/Bond	NR	9.125%	05/15/18	25,989
54,000	United States Treasury Note/Bond	NR	4.000%	08/15/18	57,776
47,000	United States Treasury Note/Bond	NR	3.750%	11/15/18	49,222
24,000	United States Treasury Note/Bond	NR	2.750%	02/15/19	23,218
25,000	United States Treasury Note/Bond	NR	8.875%	02/15/19	35,979
18,000	United States Treasury Note/Bond	NR	3.125%	05/15/19	17,834
14,000	United States Treasury Note/Bond	NR	3.625%	08/15/19	14,382
10,000	United States Treasury Note/Bond	NR	3.375%	11/15/19	10,062
40,000	United States Treasury Note/Bond	NR	3.625%	02/15/20	41,028
21,000	United States Treasury Note/Bond	NR	8.750%	08/15/20	30,660
3,000	United States Treasury Note/Bond	NR	7.875%	02/15/21	4,176
10,000	United States Treasury Note/Bond	NR	8.125%	08/15/21	14,225
22,000	United States Treasury Note/Bond	NR	8.000%	11/15/21	31,116
17,000	United States Treasury Note/Bond	NR	6.250%	08/15/23	21,356
15,000	United States Treasury Note/Bond	NR	7.500%	11/15/24	21,080
18,000	United States Treasury Note/Bond	NR	6.625%	02/15/27	23,926
23,000	United States Treasury Note/Bond	NR	6.375%	08/15/27	29,900
20,000	United States Treasury Note/Bond	NR	6.125%	11/15/27	25,375
6,000	United States Treasury Note/Bond	NR	6.125%	08/15/29	7,671
20,000	United States Treasury Note/Bond	NR	4.500%	02/15/36	21,044
17,000	United States Treasury Note/Bond	NR	4.500%	05/15/38	17,821
25,000	United States Treasury Note/Bond	NR	4.375%	11/15/39	25,625
35,000	United States Treasury Note/Bond	NR	4.625%	02/15/40	37,373
					1,906,590

	Total U.S. Government and Agency Securities – 75.6%
	(Cost $3,855,055)				3,932,950

	Total Investments – 98.4%
	(Cost $4,989,651)				5,118,977

	Other Assets in excess of Liabilities – 1.6%				83,843

	Net Assets – 100.0%				$5,202,820

LLC - Limited Liability Company

LP - Limited Partnership

PLC- Public Limited Company

TBA - To be announced; maturity date has not yet been established.

ULC -Unlimited Liability Company

(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2010 this security amounted to $6,555 which represents 0.1% of net assets.

(b)	When-Issued Security.

Securities are classified by sectors that represent broad groupings of related industries.

The obligations of certain United States Government sponsored entities are neither issued nor guaranteed by the United States Treasury.

* Ratings shown are per Standard & Poor’s. For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. is provided. Securities classified as NR are not rated by Standard & Poor’s or Moody’s. Although not rated, U.S. Treasury Securities have an implied rating of AAA/Aaa. Ratings are unaudited.

See notes to financial statements.	Annual Report | May 31, 2010 | 23

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

ULQ  | Claymore U.S. Capital Markets Micro-Term Fixed Income ETF

Principal		Rating	Yield/
Amount	Description	(S&P)*	Coupon	Maturity	Value
	Short-Term Investments – 94.7%
	Commercial Paper – 47.5%
$500,000	ANZ National International Ltd.	A-1+	0.225%	06/15/2010	$499,930
500,000	Autobahn Funding Corp.	A-1+	0.307%	07/14/2010	499,695
400,000	Bank of America Corp.	A-1+	0.227%	06/01/2010	399,992
500,000	BPCE	A-1+	0.254%	06/09/2010	499,955
400,000	Charta LLC	A-1+	0.270%	06/15/2010	399,960
400,000	Commerzbank	A-1+	0.263%	06/09/2010	399,964
500,000	Crown Point Capital Co.	A-1+	0.441%	06/24/2010	499,845
400,000	Danske Corp.	A-1+	0.267%	07/15/2010	399,792
400,000	Gotham Funding Corp.	A-1+	0.272%	06/03/2010	399,980
400,000	Grampian Funding LLC	A-1+	0.293%	06/18/2010	399,936
400,000	Natexis Banques Populaires	A-1+	0.267%	06/04/2010	399,980
400,000	Nestle Capital Corp.	A-1+	0.226%	07/19/2010	399,896
500,000	Royal Bank of Scotland	A-1+	0.256%	06/14/2010	499,930
500,000	Société Générale	A-1+	0.246%	07/26/2010	499,650
400,000	Thames Asset Global Securitization	A-1+	0.422%	07/12/2010	399,772
500,000	Toyota Motor Credit	A-1+	0.342%	06/21/2010	499,905
					7,098,182

	Corporate Bonds – 24.8%
250,000	AT&T, Inc.	A	5.300%	11/15/2010	254,858
200,000	Bank of America Corp.	A	4.375%	12/01/2010	203,158
300,000	Bank of America N.A., Series MTN	AAA	1.700%	12/23/2010	302,096
275,000	Capital One Bank N.A.	BBB+	5.750%	09/15/2010	278,239
275,000	Coca-Cola Enterprises, Inc.	A	4.250%	09/15/2010	277,774
200,000	General Electric Capital Corp.,
	Series MTN	AA+	4.875%	10/21/2010	202,772
300,000	General Electric Capital Corp.,
	Series MTN	AAA	1.625%	01/07/2011	302,116
150,000	JPMorgan Chase & Co.	A+	4.500%	11/15/2010	151,948
300,000	JPMorgan Chase & Co.	AAA	2.625%	12/01/2010	303,262
300,000	Morgan Stanley	AAA	2.900%	12/01/2010	303,609
300,000	Regions Bank, Series MTN	AAA	2.750%	12/10/2010	303,285
300,000	State Street Bank and Trust Co.	AAA	1.850%	03/15/2011	303,187
250,000	Unilever Capital Corp.	A+	7.125%	11/01/2010	256,399
250,000	Verizon Global Funding Corp.	A	7.250%	12/01/2010	257,729
					3,700,432

	U.S. Government and Agency Securities – 22.4%
252,000	Fannie Mae	AAA	4.750%	12/15/2010	258,175
100,000	Fannie Mae Discount Notes,
	Series BB	NR	0.256%	10/07/2010	99,922
125,000	Federal Home Loan Banks,
	Series 2	AAA	3.000%	12/10/2010	126,718
300,000	Federal Home Loan Banks
	Discount Notes	NR	0.145%	06/15/2010	299,989
1,000,000	United States Treasury Bill	NR	0.131%	07/29/2010	999,758
300,000	United States Treasury Bill	NR	0.144%	07/29/2010	299,927
300,000	United States Treasury Bill	NR	0.159%	08/05/2010	299,921
500,000	United States Treasury Bill	NR	0.343%	12/16/2010	499,376
62,000	United States Treasury Note	NR	2.875%	06/30/2010	62,133
400,000	United States Treasury Note	NR	2.375%	08/31/2010	402,156
					3,348,075

	Total Short-Term Investments – 94.7%
	(Cost $14,150,878)				14,146,689

	Total Investments – 94.7%
	(Cost $14,150,878)				14,146,689

	Other Assets in excess of Liabilities – 5.3%				793,706

	Net Assets – 100.0%				$14,940,395

LLC - Limited Liability Company

N.A. - National Association

The obligations of certain United States Government sponsored entities are neither issued nor guaranteed by the United States Treasury.

* Ratings shown are per Standard & Poor’s. For securities not rated by Standard and Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. is provided. Securities classified as NR are not rated by Standard & Poor’s and Moody’s. Although not rated, United States Treasury Securities have an implied rating of AAA/Aaa from Standard and Poor’s and Moody’s, respectively. Ratings are unaudited.

See notes to financial statements.

24 | Annual Report | May 31, 2010

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

IRO  | Claymore/Zacks Dividend Rotation ETF

Number of
Shares	Description	Value
	Common Stocks – 94.9%
	Consumer Discretionary – 8.0%
3,368	Cato Corp. (The) – Class A	$79,923
2,878	Corus Entertainment, Inc. – Class B (Canada)	53,588
16,229	Dover Downs Gaming & Entertainment, Inc.	52,420
3,155	Frisch’s Restaurants, Inc.	66,097
5,472	H&R Block, Inc.	87,990
3,734	Hillenbrand, Inc.	90,699
1,431	McGraw-Hill Cos., Inc. (The)	39,782
588	Ross Stores, Inc.	30,811
7,250	Shaw Communications, Inc. – Class B (Canada)	132,385
1,116	Tupperware Brands Corp.	47,419
		681,114

	Consumer Staples – 6.4%
860	Andersons, Inc. (The)	28,148
2,122	Kimberly-Clark Corp.	128,805
3,910	Kraft Foods, Inc. – Class A	111,826
1,080	Lancaster Colony Corp.	59,033
1,352	Lorillard, Inc.	96,654
2,788	Philip Morris International, Inc.	123,007
		547,473

	Energy – 3.2%
947	Chevron Corp.	69,955
758	Exxon Mobil Corp.	45,829
1,921	Marathon Oil Corp.	59,724
508	Occidental Petroleum Corp.	41,915
2,616	Southern Union Co.	56,950
		274,373

	Financials – 22.1%
17,280	Advance America Cash Advance Centers, Inc.	83,462
1,752	Canadian Imperial Bank of Commerce (Canada)	118,628
5,525	CNB Financial Corp.	79,450
2,728	Federated Investors, Inc. – Class B	60,589
4,487	Financial Institutions, Inc.	85,612
3,691	First Bancorp	59,573
3,636	First of Long Island Corp. (The)	92,173
8,091	Flushing Financial Corp.	109,552
4,698	German American Bancorp, Inc.	74,980
8,937	HF Financial Corp.	89,817
3,548	Horace Mann Educators Corp.	54,533
5,904	Hudson City Bancorp, Inc.	74,449
12,090	Inland Real Estate Corp. – REIT	100,710
3,836	Montpelier Re Holdings Ltd. (Bermuda)	59,880
3,280	NYSE Euronext	94,038
630	PartnerRe Ltd. (Bermuda)	45,959
2,844	Republic Bancorp, Inc. – Class A	65,839
2,232	Safety Insurance Group, Inc.	80,642
3,754	Selective Insurance Group, Inc.	58,562
1,472	Travelers Cos, Inc. (The)	72,820
2,194	Unitrin, Inc.	58,558
7,002	Washington Trust Bancorp, Inc.	127,787
2,724	Willis Group Holdings PLC (Ireland)	83,409
3,400	XL Capital Ltd. – Class A (Cayman Islands)	59,874
		1,890,896

	Health Care – 5.0%
2,941	Eli Lilly & Co.	96,435
915	Johnson & Johnson	53,345
3,674	Merck & Co., Inc.	123,777
2,492	National Healthcare Corp.	86,971
4,697	Pfizer, Inc.	71,535
		432,063

	Industrials – 5.0%
5,276	Deluxe Corp.	113,276
712	Lockheed Martin Corp.	56,903
805	Northrop Grumman Corp.	48,694
4,840	Pitney Bowes, Inc.	109,578
3,990	Textainer Group Holdings Ltd. (Bermuda)	97,954
		426,405

	Information Technology – 2.9%
3,044	Broadridge Financial Solutions, Inc.	58,201
2,539	Intel Corp.	54,385
13,975	United Online, Inc.	95,240
4,158	Xerox Corp.	38,711
		246,537

	Materials – 3.4%
1,116	Eastman Chemical Co.	67,395
1,296	Greif, Inc. – Class A	71,021
366	NewMarket Corp.	37,683
2,896	Sealed Air Corp.	60,353
3,443	Steel Dynamics, Inc.	50,509
		286,961

	Telecommunication Services – 1.7%
4,184	TELUS Corp. (Canada)	144,515

	Utilities – 37.2%
2,369	AGL Resources, Inc.	86,468
6,642	Ameren Corp.	163,792
2,721	American Electric Power Co., Inc.	86,963
3,270	Atmos Energy Corp.	88,682

See notes to financial statements.

Annual Report | May 31, 2010 | 25

Claymore Exchange-Traded Fund Trust | Portfolio of Investments continued

IRO  | Claymore/Zacks Dividend Rotation ETF (continued)

Number of
Shares	Description	Value
	Utilities (continued)
7,498	CenterPoint Energy, Inc.	$102,123
4,952	CMS Energy Corp.	72,695
2,382	Consolidated Edison, Inc.	101,449
2,196	Constellation Energy Group, Inc.	77,694
2,157	Dominion Resources, Inc.	84,037
3,188	DPL, Inc.	79,828
2,756	DTE Energy Co.	125,426
7,002	Duke Energy Corp.	111,752
3,202	Edison International	103,617
899	Entergy Corp.	67,488
2,144	Exelon Corp.	82,758
2,807	FirstEnergy Corp.	98,834
4,759	Great Plains Energy, Inc.	83,520
1,985	IDACORP, Inc.	65,604
3,944	Laclede Group, Inc. (The)	130,507
2,372	MGE Energy, Inc.	83,779
2,648	Northeast Utilities	68,716
4,586	NorthWestern Corp.	120,795
2,838	PG&E Corp.	117,777
5,926	PPL Corp.	152,950
4,056	Public Service Enterprise Group, Inc.	124,235
3,668	SCANA Corp.	133,112
1,896	Sempra Energy	87,216
6,304	TECO Energy, Inc.	98,027
3,224	UGI Corp.	84,275
4,530	Vectren Corp.	104,417
1,238	Wisconsin Energy Corp.	60,662
6,164	Xcel Energy, Inc.	126,300
		3,175,498

	Total Common Stock – 94.9%
	(Cost $8,587,541)	8,105,835

	Master Limited Partnership – 4.7%
	Energy – 4.7%
3,707	Alliance Resource Partners LP	168,483
1,843	Sunoco Logistics Partners LP	121,269
3,031	Williams Partners LP	112,965
	(Cost $410,253)	402,717

	Exchange-Traded Funds – 0.2%
170	SPDR S&P 500 ETF Trust	18,605
	(Cost $17,985)

	Total Investments – 99.8%
	(Cost $9,015,779)	8,527,157

	Other Assets in excess of Liabilities – 0.2%	17,693

	Net Assets – 100.0%	$8,544,850

LP – Limited Partnership

PLC – Public Limited Company

REIT – Real Estate Investment Trust

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

26 | Annual Report | May 31, 2010

Claymore Exchange-Traded Fund Trust

Statement of Assets and Liabilities | May 31, 2010

			Claymore
	Claymore/	Claymore	U.S. Capital	Claymore/
	S&P Global	U.S.	Markets	Zacks
	Dividend	Capital	Micro-Term	Dividend
	Opportunities	Markets	Fixed	Rotation
	Index ETF	Bond ETF	Income ETF	ETF
	(LVL)	(UBD)	(ULQ)	(IRO)

Assets
Investments in securities, at value	$12,595,349	$5,118,977	$14,146,689	$8,527,157
Cash	20,541	1,736,345	744,660	–
Foreign currency, at value	8,819	–	–	–
Receivables:
Dividends	44,092	–	–	38,686
Tax reclaims	15,642	–	–	–
Interest	–	32,859	50,392	–
Due from Adviser	64,874	69,786	57,063	45,263
Other assets	1,605	2,216	1,623	1,463
Total assets	12,750,922	6,960,183	15,000,427	8,612,569

Liabilities
Custodian bank	–	–	–	12,288
Payables:
Investments purchased	–	1,684,928	–	–
Accrued expenses	86,333	72,435	60,032	55,431
Total liabilities	86,333	1,757,363	60,032	67,719
Net Assets	$12,664,589	$5,202,820	$14,940,395	$8,544,850

Composition of Net Assets
Paid-in capital	$18,427,679	$4,987,680	$14,945,934	$11,774,266
Accumulated undistributed net investment income (loss)	110,303	–	–	79,115
Accumulated net realized gain (loss) on investments and currency transactions	(4,717,662)	85,814	(1,350)	(2,819,909)
Net unrealized appreciation (depreciation) on investments and currency translation	(1,155,731)	129,326	(4,189)	(488,622)
Net Assets	$12,664,589	$5,202,820	$14,940,395	$8,544,850
Shares outstanding ($0.01 par value with unlimited amount authorized)	960,000	100,000	300,000	450,000
Net Asset Value Per Share	$13.19	$52.03	$49.80	$18.99
Investments in securities, at cost	$13,750,053	$4,989,651	$14,150,878	$9,015,779
Foreign currency, at cost	$8,771	–	–	–

See notes to financial statements.

Annual Report | May 31, 2010 | 27

Claymore Exchange-Traded Fund Trust

Statement of Operations | For the year ended May 31, 2010

			Claymore
	Claymore/	Claymore	U.S. Capital	Claymore/
	S&P Global	U.S.	Markets	Zacks
	Dividend	Capital	Micro-Term	Dividend
	Opportunities	Markets	Fixed	Rotation
	Index ETF	Bond ETF	Income ETF	ETF
	(LVL)	(UBD)	(ULQ)	(IRO)

Investment Income
Dividend income	$725,359	$–	$–	$304,977
Return of capital distributions received	(4,367)	–	–	(27,183)
Foreign taxes withheld	(72,709)	–	–	(1,749)
Net dividend income	648,283	–	–	276,045
Interest	–	119,282	47,798	–
Total investment income	648,283	119,282	47,798	276,045

Expenses
Advisory fee	52,991	10,283	28,855	24,044
Administration fee	2,915	1,414	3,967	1,323
Custodian fee	83,268	64,196	40,705	42,937
Licensing	10,334	2,626	7,369	4,808
Listing fee and expenses	5,000	5,000	5,000	5,000
Printing expenses	24,326	10,058	13,983	12,991
Professional fees	30,146	33,957	34,302	26,780
Registration & filings	390	–	440	336
Trustees’ fees and expenses	3,181	2,969	3,128	3,037
Miscellaneous	15,396	11,570	9,345	6,947
Total expenses	227,947	142,073	147,094	128,203
Advisory fees waived	(52,991)	(10,283)	(28,855)	(24,044)
Other expenses waived or reimbursed	(106,067)	(115,338)	(72,071)	(72,902)
Net expenses	68,889	16,452	46,168	31,257
Net Investment Income (Loss)	579,394	102,830	1,630	244,788

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on
Investments	(412,648)	135,182	115	(329,009)
In-kind transactions	2,601,175	–	–	1,629,979
Foreign currency transactions	(4,084)	–	–	–
Net realized gain (loss)	2,184,443	135,182	115	1,300,970
Net change in unrealized appreciation (depreciation) on
Investments	(1,864,655)	129,628	(4,332)	(712,745)
Foreign currency translation	(1,582)	–	–	–
Net unrealized appreciation (depreciation)	(1,866,237)	129,628	(4,332)	(712,745)
Net realized and unrealized gain (loss)	318,206	264,810	(4,217)	588,225
Net Increase (Decrease) in Net Assets Resulting from Operations	$897,600	$367,640	$(2,587)	$833,013

See notes to financial statements.

28 | Annual Report | May 31, 2010

This Page Intentionally Left Blank.

Annual Report | May 31, 2010 | 29

Claymore Exchange-Traded Fund Trust

Statement of Changes in Net Assets |

	Claymore S&P Global Dividend		Claymore U.S.
	Opportunities Index ETF (LVL)		Capital Markets Bond ETF (UBD)
	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended
	May 31, 2010	May 31, 2009	May 31, 2010	May 31, 2009

Change in Net Assets Resulting from Operations
Net investment income (loss)	$579,394	$377,994	$102,830	$103,594
Net realized gain (loss)	2,184,443	(3,788,791)	135,182	55,952
Net unrealized appreciation (depreciation)	(1,866,237)	876,092	129,628	97,658
Net increase (decrease) in net assets resulting from operations	897,600	(2,534,705)	367,640	257,204

Distribution to Shareholders
From and in excess of net investment income	(435,040)	(291,120)	(160,500)	(117,000)
Capital gains	–	–	(42,900)	–
Return of capital	–	–	–	–
Total distributions	(435,040)	(291,120)	(203,400)	(117,000)

Capital Share Transactions
Proceeds from sale of shares	17,478,441	2,558,036	–	–
Cost of shares redeemed	(10,818,277)	–	–	–
Net increase (decrease) from capital share transactions	6,660,164	2,558,036	–	–
Total increase (decrease) in net assets	7,122,724	(267,789)	164,240	140,204

Net Assets
Beginning of period	5,541,865	5,809,654	5,038,580	4,898,376
End of period	$12,664,589	$5,541,865	$5,202,820	$5,038,580
Accumulated undistributed net investment income (loss) at end of period	$110,303	$5,482	$–	$1,630

Changes in Shares Outstanding
Shares sold	1,280,000	180,000	–	–
Shares redeemed	(800,000)	–	–	–
Shares outstanding, beginning of period	480,000	300,000	100,000	100,000
Shares outstanding, end of period	960,000	480,000	100,000	100,000

See notes to financial statements.

30 | Annual Report | May 31, 2010

Claymore Exchange-Traded Fund Trust | Statement of Changes in Net Assets continued

Claymore U.S. Capital Markets		Claymore/Zacks
Micro-Term Fixed Income ETF (ULQ)		Dividend Rotation ETF (IRO)
For the Year	For the Year	For the Year	For the Year
Ended	Ended	Ended	Ended
May 31, 2010	May 31, 2009	May 31, 2010	May 31, 2009

$1,630	$62,021	$244,788	$134,816
115	(1,433)	1,300,970	(1,305,270)
(4,332)	325	(712,745)	278,757

(2,587)	60,913	833,013	(891,697)

(1,630)	(77,126)	(193,550)	(164,550)
–	–	–	–
(3,270)	(974)	–	–
(4,900)	(78,100)	(193,550)	(164,550)

4,982,413	4,980,298	23,165,525	2,308,184
–	–	(17,471,513)	(2,308,184)
4,982,413	4,980,298	5,694,012	–
4,974,926	4,963,111	6,333,475	(1,056,247)

9,965,469	5,002,358	2,211,375	3,267,622
$14,940,395	$9,965,469	$8,544,850	$2,211,375

$–	$-	$79,115	$28,399

100,000	100,000	1,250,000	150,000
–	–	(950,000)	(150,000)
200,000	100,000	150,000	150,000
300,000	200,000	450,000	150,000

Annual Report | May 31, 2010 | 31

Claymore Exchange-Traded Fund Trust

Financial Highlights |

LVL  | Claymore/S&P Global Dividend Opportunities Index ETF

				For the Period
	For the Year	For the Year		June 25, 2007**
Per share operating performance	Ended	Ended		through
for a share outstanding throughout the period	May 31, 2010	May 31, 2009		May 31, 2008
Net asset value, beginning of period	$11.55	$19.37		$24.98

Income from investment operations
Net investment income (loss) (a)	0.76	0.88		1.56
Net realized and unrealized gain (loss)	1.51	(7.98)		(5.78)
Total from investment operations	2.27	(7.10)		(4.22)

Distributions to shareholders from
Net investment income	(0.63)	(0.72)		(1.18)
Return of capital	–	–		(0.21)
Total distribution to shareholders	(0.63)	(0.72)		(1.39)
Net asset value, end of period	$13.19	$11.55		$19.37
Market value, end of period	$13.15	$11.24		$19.38
Total return *(b)
Net asset value	19.97%	-37.12%		-16.98%

Ratios and supplemental data
Net assets, end of period (thousands)	$12,665	$5,542		$5,810
Ratio of net expenses to average net assets* (f)	0.65%	0.66%		1.54	%(c)
Ratio of net investment income (loss) to average net assets*	5.47%	7.62%		8.20	%(c)
Portfolio turnover rate (d)	34%	181	%(e)	84%
* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets (f)	2.15%	2.97%		4.36	%(c)
Ratio of net investment income (loss) to average net assets	3.97%	5.31%		5.38	%(c)

**	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods less than one year and does not include securities received or delivered from processing creations or redemptions.

(e)	The increase in the portfolio turnover compared to prior years is the result of the change in the underlying index and the resulting reallocation of the portfolio holdings.

(f)
Expense ratio does not reflect fees and expenses incurred indirectly by the Fund as a result of its investments in shares of other investment companies. If these fees were included in the expense ratio, the net impact to the expense ratio would be approximately 0.00% for the year ended May 31, 2010, 0.09% for the year ended May 31, 2009, and 0.19% for the period ended May 31, 2008.

See notes to financial statements.

32 | Annual Report | May 31, 2010

Claymore Exchange-Traded Fund Trust | Financial Highlights continued

UBD | Claymore U.S. Capital Markets Bond ETF

			For the Period
	For the	For the	February 12, 2008**
Per share operating performance	Year Ended	Year Ended	through
for a share outstanding throughout the period	May 31, 2010	May 31, 2009	May 31, 2008
Net asset value, beginning of period	$50.39	$48.98	$50.00

Income from investment operations
Net investment income (loss) (a)	1.03	1.04	0.30
Net realized and unrealized gain (loss)	2.65	1.54	(1.05)
Total from investment operations	3.68	2.58	(0.75)

Distributions to shareholders
From and in excess of net investment income	(1.61)	(1.17)	(0.27)
Capital gains	(0.43)	–	–
Total distributions to shareholders	(2.04)	(1.17)	(0.27)
Net asset value, end of period	$52.03	$50.39	$48.98
Market value, end of period	$53.45	$43.05	$49.07
Total return *(b)
Net asset value	7.43%	5.35%	-1.50%

Ratios and supplemental data
Net assets, end of period (thousands)	$5,203	$5,039	$4,898
Ratio of net expenses to average net assets*	0.32%	0.50%	0.57	%(c)
Ratio of net investment income (loss) to average net assets*	2.00%	2.10%	2.01	%(c)
Portfolio turnover rate (d)	505%	499%	112%
* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets	2.76%	3.05%	3.58	%(c)
Ratio of net investment income (loss) to average net assets	-0.44%	-0.45%	-1.00	%(c)

**	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

Annual Report | May 31, 2010 | 33

Claymore Exchange-Traded Fund Trust | Financial Highlights continued

ULQ | Claymore U.S. Capital Markets Micro-Term Fixed Income ETF

			For the Period
	For the Year	For the Year	February 12, 2008**
Per share operating performance	Ended	Ended	through
for a share outstanding throughout the period	May 31, 2010	May 31, 2009	May 31, 2008
Net asset value, beginning of period	$49.83	$50.02	$50.00

Income from investment operations
Net investment income (a)	0.01	0.49	0.32
Net realized and unrealized gain (loss)	(0.02)	0.03	–
Total from investment operations	(0.01)	0.52	0.32

Distributions to shareholders from
Net investment income	(0.01)	(0.70)	(0.30)
Return of capital	(0.01)	(0.01)	–
Total distributions to shareholder	(0.02)	(0.71)	(0.30)
Net asset value, end of period	$49.80	$49.83	$50.02
Market value, end of period	$49.78	$49.84	$50.06
Total return* (b)
Net asset value	-0.03%	1.05%	0.64%

Ratios and supplemental data
Net assets, end of period (thousands)	$14,940	$9,965	$5,002
Ratio of net expenses to average net assets**	0.32%	0.46%	0.57	%(c)
Ratio of net investment income to average net assets	0.01%	0.98%	2.15	%(c)
Portfolio turnover rate (d)	0%	0%	0%
* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	1.02%	2.12%	3.80	%(c)
Ratio of net investment income (loss) to average net assets	-0.69%	-0.68%	-1.08	%(c)

**	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

34 | Annual Report | May 31, 2010

Claymore Exchange-Traded Fund Trust | Financial Highlights continued

IRO | Claymore/Zacks Dividend Rotation ETF

			For the Period
	For the	For the	October 24, 2007**
Per share operating performance	Year Ended	Year Ended	through
for a share outstanding throughout the period	May 31, 2010	May 31, 2009	May 31, 2008
Net asset value, beginning of period	$14.74	$21.78	$25.32

Income from investment operations
Net investment income (a)	0.94	0.90	0.44
Net realized and unrealized gain (loss)	4.07	(6.84)	(3.77)
Total from investment operations	5.01	(5.94)	(3.33)

Distributions to shareholders from
Net investment income	(0.76)	(1.10)	(0.21)
Net asset value, end of period	$18.99	$14.74	$21.78
Market value, end of period	$18.94	$14.58	$21.76
Total return*(b)
Net asset value	34.33%	-26.86%	-13.13%

Ratios and supplemental data
Net assets, end of period (thousands)	$8,545	$2,211	$3,268
Ratio of net expenses to average net assets*	0.65%	0.99%	1.78	%(c)
Ratio of net investment income to average net assets*	5.09%	6.04%	3.29	%(c)
Portfolio turnover rate (d)	199%	551%	233%
* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets	2.67%	5.76%	5.70	%(c)
Ratio of net investment income (loss) to average net assets	3.07%	1.27%	-0.63	%(c)

**	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return  calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

Annual Report | May 31, 2010 | 35

Claymore Exchange-Traded Fund Trust

Notes to Financial Statements | May 31, 2010

Note 1 – Organization:
Claymore Exchange-Traded Fund Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is organized as an open-end management investment company that was organized as a Delaware business trust on May 24, 2006. At the end of the period, the Trust consisted of 19 portfolios. The following 4 portfolios have an annual reporting period ended on May 31, 2010:

Claymore/S&P Global Dividend Opportunities Index ETF	“S&P Global Dividend Opportunities”
Claymore U.S. Capital Markets Bond ETF	“U.S. Capital Markets Bond”
Claymore U.S. Capital Markets Micro-Term Fixed Income ETF	“U.S. Capital Markets Micro-Term Fixed Income”
Claymore/Zacks Dividend Rotation ETF	“Zacks Dividend Rotation”

Each portfolio represents a separate series of the Trust (each a “Fund” or collectively the “Funds”). Each Fund’s shares are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). The Funds’ market prices may differ to some degree from the net asset value (“NAV”) of the shares of each Fund. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in the relevant index. Except when aggregated in Creation Units, shares are not individually redeemable securities of the Funds. The investment objective of each of the Funds is to replicate as closely as possible, before fees and expenses, the performance of the following market indices:

Fund	Index
S&P Global Dividend Opportunities	S&P Global Dividend Opportunities Index
U.S. Capital Markets Bond	CPMKTB-The Capital Markets Bond Index
U.S. Capital Markets Micro-Term Fixed Income	CPMKTL-The Capital Markets Liquidity Index
Zacks Dividend Rotation	Zacks Dividend Rotation Index

Note 2 – Accounting Policies:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In June 2009, the Financial Accounting Standards Board (“FASB”) established the FASB Accounting Standards Codification™ (“ASC”) as the single source of authoritative accounting principles reorganized by the FASB in preparation of financial statements in conformity with GAAP. The ASC superseded existing non-grandfathered, non-U.S. Securities and Exchange Commission (“SEC”) accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance with the ASC carried an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The implementation of ASC did not have a material effect of the Fund’s financial statements.

The following is a summary of the significant accounting policies followed by the Funds:

(a) Valuation of Investments
Securities listed on an exchange are valued at the last reported sale price on the principal exchange or on the principal over-the-counter market on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and ask prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Events occurring after the close of trading on non-United States exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the NYSE. Debt securities are valued at the bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value”. Such “fair value” is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

In accordance with ASC 820, Fair Value Measurements and Disclosures (formerly known as the Statement of Financial Accounting Standard No.157), fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation). The following table represents the Funds’ investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of May 31, 2010:

U.S. Capital Markets Bond

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Corporate Bonds	$–	$1,186	$–	$1,186
Mortgage Backed Securities	–	1,705	–	1,705
U. S .Government Agency Securities	–	322	–	322
U. S. Treasury Securities	–	1,906	–	1,906
Total	$–	$5,119	$–	$5,119

U.S. Capital Markets Micro-Term Fixed Income

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Short-Term Investments:
Commercial Paper	$–	$7,098	$–	$7,098
Corporate Bonds	–	3,701	–	3,701
U.S. Government and Agency Securities	–	3,348	–	3,348
Total	$–	$14,147	$–	$14,147

All securities held by S&P Global Dividend Opportunities and Zacks Dividend Rotation were valued using quoted prices in active markets (Level 1).

36 | Annual Report | May 31, 2010

Claymore Exchange-Traded Fund Trust | Notes to Financial Statements continued

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

The Funds record the character of dividends received from master limited partnerships (“MLPs”) based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.

REIT distributions received by a Fund are generally comprised of ordinary income, long-term and short-term capital gains and return of capital. The actual character of amounts received during the year, are not known until after the fiscal year end. A Fund records the character of distributions received from REITs during the year based on historical information available. A Fund’s characterization may be subsequently revised based on information received from REITs after their tax reporting periods conclude.

(c) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund’s accounting records on the date of receipt are included as net realized gains or losses on foreign currency transactions in the Fund’s Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, are included in unrealized appreciation/(depreciation) on foreign currency translations.

(d) Distributions
The Funds intend to pay substantially all of their net investment income to shareholders. U.S. Capital Markets Bond and U.S. Capital Markets Micro-Term Fixed Income pay monthly distributions; and Zacks Dividend Rotation and S&P Global Dividend Opportunities pay quarterly distributions. In addition, the Funds intend to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(e) Security Lending
Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. The loans are collateralized at all times by cash and/or high grade debt obligations in an amount at least equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned as determined at the close of business on the preceding business day. Each Fund receives compensation for lending securities from interest or dividends earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. The Funds retain all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower. Lending portfolio securities could result in a loss or delay in recovering each Fund’s securities if the borrower defaults. The net securities lending income earned by the Funds is disclosed on the Statement of Operation. The Funds did not participate in securities lending during the fiscal year ended May 31, 2010.

Note 3 –	Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement (the“Agreement”) between the Trust, on behalf of each Fund, and Claymore Advisors, LLC (the “Adviser”), the Adviser manages the investment and reinvestment of each Fund’s assets and administers the affairs of each Fund to the extent requested by the Board of Trustees.

Pursuant to the Agreement, each Fund pays the Adviser an advisory fee payable on a monthly basis at the annual rate set forth below based on each Fund’s average daily net assets:

Fund	Rate
S&P Global Dividend Opportunities	0.50%
U.S. Capital Markets Bond	0.20%
U.S. Capital Markets Micro-Term Fixed Income	0.20%
Zacks Dividend Rotation	0.50%

On October 15, 2009, Guggenheim Partners LLC, (“Guggenheim”), a global diversified financial services firm, and Claymore Group Inc., parent of each Fund’s Adviser, announced the completion of a previously announced merger. The closing of this transaction took place on October 14, 2009 (“The Effective Date”). This transaction resulted in a change-of-control whereby Claymore Group Inc. and its subsidiaries, including the Adviser, became indirect, wholly-owned subsidiaries of Guggenheim. The transaction has not affected the daily operations of the Funds or the investment activities or the investment management activities of the Adviser.

Under the Investment Company Act of 1940, as amended, the consummation of this transaction resulted in the automatic termination of the Advisory & Sub-Advisory Agreements. Accordingly, on September 28, 2009, the Board of Trustees approved an interim investment advisory agreement between the Trust and the Adviser (the “Interim Advisory Agreement”) and an interim investment sub-advisory agreement among the Trust (on behalf of the Claymore U.S. Capital Markets Bond ETF and Claymore U.S. Capital Markets Micro-Term Fixed Income ETF (together the “Sub-Advised Funds”)), the Adviser and Mellon Capital Management Corporation (“Mellon Capital”) (the “Interim Sub-Advised Agreement” and together with the Interim Advisory Agreement, the “Interim Agreements”) with an initial expiration date of March 12, 2010.

With respect to S&P Global Dividend Opportunities, the term of the Interim Advisory Agreement was extended until the earlier of (a) April 27, 2010 or (b) the approval of a new investment advisory agreement by the shareholders of the Fund. The terms and conditions of the Interim Advisory Agreement continued in effect through April 27, 2010 without change, except that the Adviser did not receive any compensation or reimbursement of its costs for services provided to the Fund under the Interim Advisory Agreement during this extension period.

On September 28, 2009, the Board of Trustees approved a new investment advisory agreement between each Fund and the Adviser (the “New Advisory Agreement”) and a new investment sub-advisory agreement among the Trust (on behalf of the Sub-Advised Funds), the Adviser and Mellon (the “New Sub-Advisory Agreement” and together with the New Advisory Agreement, the “New Agreements”) and recommended that the New Agreements be submitted to the shareholders of the relevant Funds for their approval. The New Agreements took effect with respect to a Fund upon approval by the shareholders of such Fund. On February 2, 2010, shareholders of U.S. Capital Markets Bond approved the New Agreements on behalf of the Fund. On March 2, 2010, shareholders of Zacks Dividend Rotation approved the New Agreements on behalf of the Fund. On March 12, 2010, shareholders of U.S. Capital Markets Micro-Term Fixed

Annual Report | May 31, 2010 | 37

Claymore Exchange-Traded Fund Trust | Notes to Financial Statements continued

Income approved the New Agreements on behalf of the Fund. On March 30, 2010, shareholders of S&P Global Dividend Opportunities approved the New Agreements on behalf of the Fund. The New Agreements have an initial term of one year. Thereafter, the New Agreements will continue in effect only if such continuance is approved by the Board of Trustees. Other than effective dates, there are no material differences between the terms of the New Advisory Agreement and New Sub-Advisory Agreement and those of the prior Advisory Agreement and Sub-Advisory Agreement, respectively.

Under a separate Fund Administration agreement, Claymore Advisors, LLC provides Fund Administration services to the Funds. Claymore Advisors, LLC receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of each Fund:

Net Assets	Rate

First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

For the period ended May 31, 2010, each Fund recognized Fund Administration expenses and the Adviser waived Fund Administration expenses as follows:

	Fund	Fund
	Administration	Administration
	Expense	Expense Waived

S&P Global Dividend Opportunities	$2,915	$2,915
U.S. Capital Markets Bond	1,414	1,414
U.S. Capital Markets Micro-Term Fixed Income	3,967	3,967
Zacks Dividend Rotation	1,323	1,323

The Bank of New York Mellon (“BNY”) acts as the Funds’ custodian, accounting agent and transfer agent. As custodian, BNY is responsible for the custody of the Funds’ assets. As accounting agent, BNY is responsible for maintaining the books and records of the Funds. As transfer agent, BNY is responsible for performing transfer agency services for the Funds.

Mellon Capital acts as the sub-adviser for U.S. Capital Markets Bond and U.S. Capital Markets Micro-Term Fixed Income. In this capacity, Mellon Capital supervises and manages the investment portfolio for the two aforementioned Funds, and directs the purchases and sales of each Fund’s investment securities.

The Funds’ Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expense, a portion of the Fund’s licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) from exceeding the following percentages of average net assets per year, at least until December 31, 2012:

Fund	Rate

S&P Global Dividend Opportunities	0.60%
U.S. Capital Markets Bond	0.27%
U.S. Capital Markets Micro-Term Fixed Income	0.27%
Zacks Dividend Rotation	0.60%

The Trust and the Adviser have entered into an Expense Reimbursement Agreement in which for a period of five years subsequent to each Fund’s commencement of operations, the Adviser may recover from the Fund fees and expenses waived or reimbursed during the prior three years if the Fund’s expense ratio, including the recovered expenses, falls below the expense cap.

For the period ended May 31, 2010, the Adviser waived fees and assumed the following fees and expenses:

			Potentially Recoverable
	Advisory		Expenses Expiring May 31,
	Fees	Expenses
	Waived	Assumed	2011	2012	2013	Total
S&P Global Dividend
Opportunities	$52,991	$106,067	$109,838	$114,428	$159,058	$383,324
U.S. Capital Markets Bond	10,283	115,338	44,916	126,015	125,621	296,552
U.S. Capital Markets
Micro-Term Fixed Income	28,855	72,071	48,581	104,981	100,926	254,488
Zacks Dividend Rotation	24,044	72,902	78,022	106,388	96,946	281,356

Certain officers of the Trust are officers and/or directors of the Adviser. The Trust does not compensate its officers and /or trustees who are officers or directors of the Adviser.

Licensing Fee Agreements:
The Adviser has entered into licensing agreements on behalf of each Fund with the following Licensors:

Fund	Licensor

S&P Global Dividend Opportunities	Standard & Poor’s
U.S. Capital Markets Bond	Dorchester Capital Management LLC
U.S. Capital Markets Micro-Term Fixed Income	Dorchester Capital Management LLC
Zacks Dividend Rotation	Zacks Investment Research, Inc.

The above trademarks are trademarks owned by the respective Licensors. These trademarks have been licensed to the Adviser for use for certain purposes with the Funds. The Funds are not sponsored, endorsed, sold or promoted by the Licensors and the Licensors make no representation regarding the advisability of investing in shares of the Funds. Up to 5 basis points of licensing fees are excluded from the expense cap.

Note 4 – Federal Income Taxes:
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Funds intend not to be subject to U.S. federal excise tax.

At May 31, 2010 the cost of investments, accumulated unrealized appreciation/depreciation on investments and accumulated earnings/loss for federal income tax purposes were as follows:
					Net Tax
					Unrealized
	Cost of	Gross	Gross	Net Tax	Appreciation
	Investments	Tax	Tax	Unrealized	(Depreciation)
	for Tax	Unrealized	Unrealized	Appreciation	on Foreign
	Purposes	Appreciation	Depreciation	(Depreciation)	Currency
S&P Global Dividend
Opportunities	$13,731,984	$386,945	$(1,523,580)	$(1,136,635)	$(1,027)
U.S. Capital Markets Bond	4,989,986	133,727	(4,736)	128,991	–
U.S. Capital Markets
Micro-Term
Fixed Income	14,150,878	1,160	(5,349)	(4,189)	–
Zacks Dividend Rotation	9,040,553	47,793	(561,189)	(513,396)	–

38 | Annual Report | May 31, 2010

Claymore Exchange-Traded Fund Trust | Notes to Financial Statements continued

Tax components of the following balances as of May 31, 2010 were as follows:

	Undistributed Ordinary	Undistributed Long-Term
	Income/(Accumulated	Gains/(Accumulated
	Ordinary Loss)	Capital & Other Loss)

S&P Global Dividend Opportunities	$110,303	$(4,735,731)
U.S. Capital Markets Bond	49,834	36,315
U.S. Capital Markets Micro-Term Fixed Income	–	(1,350)
Zacks Dividend Rotation	79,115	(2,795,135)

Distributions to Shareholders:
The tax character of distributions paid during the period ended May 31, 2010 was as follows:

Distributions paid from
Ordinary Income
S&P Global Dividend Opportunities	$435,040
U.S. Capital Markets Bond*	203,400
U.S. Capital Markets Micro-Term Fixed Income	1,630
Zacks Dividend Rotation	193,550
* Including capital gains distributions made
Distributions paid from
Return of Capital
U.S. Capital Markets Micro-Term Fixed Income	$3,270

The tax character of distributions paid during the period ended May 31, 2009 was as follows:

Distributions paid from
Ordinary Income
S&P Global Dividend Opportunities	$291,120
U.S. Capital Markets Bond	117,000
U.S. Capital Markets Micro-Term Fixed Income	77,126
Zacks Dividend Rotation	164,550

Distributions paid from
Return of Capital
U.S. Capital Markets Micro-Term Fixed Income	$974

At May 31, 2010, the following reclassifications were made to the capital accounts of the Funds, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the differences between book and tax treatment of organizational costs, investments in real estate investments trusts, investments in partnerships, wash sales from redemption in-kind transactions, redemption in-kind transactions, return of capital and net investment losses. Net investment income, net realized gains and net assets were not affected by these changes.

	Undistributed	Accumulated
	Net	Net
	Investment	Realized	Paid in
	Income/(Loss)	Gain/(Loss)	Capital
S&P Global Dividend Opportunities	$(39,533)	$(2,577,471)	$2,617,004
U.S. Capital Markets Bond	56,040	(56,040)	–
U.S. Capital Markets Micro-Term Fixed Income	–	–	–
Zacks Dividend Rotation	(522)	(1,633,763)	1,634,285

At May 31, 2010 for federal income tax purposes, the Funds have capital loss carryforwards available as shown in the table below, to the extent provided by the regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

	Capital Loss	Capital Loss	Capital Loss
	Expiring	Expiring	Expiring
	in 2016	in 2017	in 2018	Total
S&P Global Dividend
Opportunities	$129,232	$2,414,757	$2,155,989	$4,699,978
U.S. Capital Markets Bond	–	–	–	–
U.S. Capital Markets
Micro-Term Fixed Income	–	–	1,350	1,350
Zacks Dividend Rotation	–	1,132,756	1,396,773	2,529,529

Capital losses incurred after October 31 (“post-October losses”) within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. During the period ended May 31, 2010, the following Funds incurred and will elect to defer net capital losses as follows:

		Post-October
	Post-October	Foreign Currency
	Capital Losses	Losses

S&P Global Dividend Opportunities	$35,753	$3,009
U.S. Capital Markets Bond	–	–
U.S. Capital Markets Micro-Term Fixed Income	–	–
Zacks Dividend Rotation	265,606	935

For all open tax years and all major jurisdictions, management of the Trust has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 - Investment Transactions:
For the period ended May 31, 2010, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales

S&P Global Dividend Opportunities	$3,507,773	$3,610,541
U.S. Capital Markets Bond	25,229,016	25,272,822
U.S. Capital Markets Micro-Term Fixed Income	–	–
Zacks Dividend Rotation	9,539,546	9,470,066

For the period ended May 31, 2010, in-kind transactions were as follows:

	Purchases	Sales

S&P Global Dividend Opportunities	$17,642,453	$10,796,788
U.S. Capital Markets Bond	–	–
U.S. Capital Markets Micro-Term Fixed Income	–	–
Zacks Dividend Rotation	23,609,631	17,910,913

Note 6 – Capital:
Shares are issued and redeemed by the Funds only in Creation Unit size aggregations of 50,000 to 100,000 shares. Such transactions are only permitted on an in-kind basis, with separate cash payment, which is balancing each component to equate the transaction to the net asset value per share of the Fund on the transaction date. Creation or Redemption transaction fees ranging from $500 to $3,000 are charged to those persons creating or redeeming Creation Units. An additional charge of up to four times the Creation or Redemption Transaction Fee may be imposed to the extent that cash is used in lieu of securities to purchase Creation Units or redeem for cash.

Annual Report | May 31, 2010 | 39

Claymore Exchange-Traded Fund Trust | Notes to Financial Statements continued

Note 7 – Distribution Agreement:
The Board of Trustees of the Trust has adopted a distribution and service plan (the“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. No such fee may be paid in the future without further approval by the Board of Trustees.

Note 8 – Indemnifications:
In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. Each Funds’ maximum exposure under these arrangements is unknown, as this would require future claims that may be made against a Fund that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 9 – Recent Accounting Pronouncements:
On January 21, 2010, the FASB issued an Accounting Standard Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009 however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time the Fund is evaluating the implications of the amendment to ASC 820 and the impact to the financial statements.

Note 10 – Subsequent Events:
Subsequent to May 31, 2010 the board of trustees declared the following dividends payable on June 30, 2010 to shareholders of record on June 28, 2010. The dividend rates per common share were as follows:

Fund	Rate

S&P Global Dividend Opportunities	$0.311
U.S. Capital Markets Bond	$0.089
Zacks Dividend Rotation	$0.200

40 | Annual Report | May 31, 2010

Claymore Exchange-Traded Fund Trust

Report of Independent Registered Public Accounting Firm |

To the Board of Trustees and Shareholders of
Claymore Exchange-Traded Fund Trust

We have audited the accompanying statements of assets and liabilities of Claymore/S&P Global Dividend Opportunities Index ETF, Claymore U.S. Capital Markets Bond ETF, Claymore U.S. Capital Markets Micro-Term Fixed Income ETF, and Claymore/Zacks Dividend Rotation ETF (four of the portfolios constituting the Claymore Exchange-Traded Fund Trust) (collectively the Funds), comprising the Claymore Exchange –Traded Fund Trust, including the portfolios of investments, as of May 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financials highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, financial position of each of the respective four Funds comprising the Claymore Exchange-Traded Fund Trust at May 31, 2010, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
July 28, 2010

Annual Report | May 31, 2010 | 41

Supplemental Information | (unaudited)

Federal Income Tax Information
The Trust intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

In January 2011, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2010.

S&P Global Dividend Opportunities intends to designate $72,709 of foreign tax withholding on foreign source income of $570,869.

The Trust’s investment income (dividend income plus short-term gains, if any) qualifies as follows:

	Qualified dividend	Dividends-received
	income	deduction
S&P Global Dividend Opportunities	98.88%	17.42%
Zacks Dividend Rotation	86.19%	93.85%

Trustees
The Trustees of the Claymore Exchange-Traded Fund Trust and their principal business occupations during the past five years.

			Number of
Name, Address*, Year of	Term of Office**	Principal Occupations during	Funds in the
Birth and Position(s)	and Length of	the Past Five Years and	Fund Complex***	Other Directorships
held with Registrant	Time Served	Other Affiliations	Overseen by Trustee	Held by Trustee
Independent Trustees:
Randall C. Barnes Year of Birth: 1951 Trustee	Since 2006	Private Investor (2001-present). Formerly, Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).	43	None
Ronald A. Nyberg Year of Birth: 1953 Trustee	Since 2006	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	46	None
Ronald E. Toupin, Jr. Year of Birth: 1958 Trustee	Since 2006	Retired. Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	43	None

*	Address for all Trustees: 2455 Corporate West Drive, Lisle, IL 60532
**	This is the period for which the Trustee began serving the Trust. Each Trustee is expected to serve an indefinite term, until his successor is elected.
***
The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

42 | Annual Report | May 31, 2010

Claymore Exchange-Traded Fund Trust | Supplemental Information (unaudited) continued

Principal Executive Officers
The Principal Executive Officers of the Trust and their principal occupations during the past five years:

Name, Address*, Year of Birth and	Term of Office** and	Principal Occupations During the Past Five Years
Position(s) held with Registrant	Length of Time Served	and Other Affiliations

Officers:
J. Thomas Futrell Year of birth: 1955 Chief Executive Officer	Since 2008
Senior Managing Director and Chief Investment Officer of Claymore Advisors, LLC and Claymore Securities, Inc. (2008-present). Formerly, Managing Director of Research, Nuveen Asset Management (2000-2007).

Steven M. Hill Year of Birth: 1964 Chief Accounting Officer, Chief Financial Officer and Treasurer	Since 2006
Senior Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2005-present); Formerly, Chief Financial Officer of Claymore Group Inc. (2005-2006); Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2003-2005); Treasurer of Henderson Global Funds and Operations Manager for Henderson Global Investors (NA) Inc., (2002-2003); Managing Director, FrontPoint Partners LLC (2001-2002).

Kevin M. Robinson Year of birth: 1959 Chief Legal Officer	Since 2008
Senior Managing Director and General Counsel of Claymore Advisors, LLC, Claymore Securities, Inc. and Claymore Group Inc. (2007-present). Chief Legal Officer of certain other funds in the Fund Complex. Formerly, Associate General Counsel and Assistant Corporate Secretary of NYSE Euronext, Inc. (2000-2007).

Bruce Saxon Year of Birth: 1957 Chief Compliance Officer	Since 2006
Vice President, Fund Compliance Officer of Claymore Group Inc. (2006-present). Formerly, Chief Compliance Officer/Assistant Secretary of Harris Investment Management, Inc. (2003-2006). Director-Compliance of Harrisdirect LLC (1999-2003).

Melissa J. Nguyen Year of Birth: 1978 Secretary	Since 2006	Vice President, Assistant General Counsel of Claymore Group Inc. (2005-present). Secretary of certain funds in the Fund Complex; Formerly, Associate, Vedder Price P.C. (2003-2005).
William H. Belden, III Year of Birth: 1965 Vice President	Since 2006	Managing Director of Claymore Advisors, LLC (2005-present). Formerly, Vice President of Product Management at Northern Trust Global Investments (1999-2005).
Chuck Craig Year of Birth: 1967 Vice President	Since 2006	Managing Director (2006-present), Vice President (2003-2006) of Claymore Advisors, LLC. Formerly, Assistant Vice President, First Trust Portfolios, L.P. (1999-2003).
David A. Botset Year of birth: 1974 Vice President	Since 2010
Senior Vice President, Claymore Securities, Inc. from 2008 to present, formerly Vice President, Claymore Securities, Inc. (2007-2008); Assistant Vice President, Investment Development and Oversight, Nuveen Investments (2004-2007); Assistant Vice President Internal Sales and Service, Nuveen Investments.

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Annual Report | May 31, 2010 | 43

Claymore Exchange-Traded Fund Trust

Board Considerations Regarding the Investment Advisory Agreement

Claymore Exchange-Traded Fund Trust and Claymore Exchange-Traded Fund Trust 2 (each a “Trust”)

At an in-person joint special meeting on March 12, 2010, the Boards of Trustees of the Trusts, including a majority of the trustees of each Trust who are not “interested persons” as defined by the Investment Company Act of 1940, as amended, determined that it would be in the best interests of the Remaining Funds1 and their shareholders for: (i) Claymore Advisors, LLC to continue to serve as investment adviser to each Remaining Fund pursuant to the terms and conditions of the Interim Advisory Agreements for an additional period after the expiration of the original 150-day period of the Interim Investment Advisory Agreement (the “Additional Period”), subject to certain additional terms and conditions as set forth below and in an SEC no-action letter, while continuing efforts to obtain a quorum for each Remaining Fund; (ii) Claymore Advisors to serve as investment adviser to each Remaining Fund pursuant to each New Advisory Agreement; and (iii) the shareholders of each Remaining Fund to approve such Fund’s New Advisory Agreement.

In reaching these determinations, the Board considered that:

(1) in September 2009 it had determined that it was in the best interests of the Funds and their shareholders for (a) Claymore Advisors to continue serving as investment adviser during the 150 day period after the automatic termination of the original advisory agreements (the “Interim Period”) in compliance with the requirements of Rule 15a-4 and (b) for the New Advisory Agreement to be approved by the shareholders, and that nothing had occurred since September 2009 which would cause the Board to reach a different conclusion with respect to either of these initial determinations;

(2) Claymore Advisors had undertaken extensive efforts to obtain a quorum for each Fund during the Interim Period and would be taking more extensive steps during the proposed Additional Period, in order to afford each Remaining Fund the best opportunity to obtain a quorum necessary for a vote on the approval of the New Advisory Agreement (which, as set forth above, the Board determined was in the best interests of the Remaining Funds and their shareholders);

(3) if it was not possible for Claymore Advisors to receive relief from the SEC or the SEC Staff regarding the proposed Additional Period and any Remaining Fund did not vote to approve the New Advisory Agreement by the original date that the Interim Advisory Agreements were scheduled to expire, which was Saturday, March 13, 2010 (the “Termination Date”), the only other practical option would be for such Remaining Fund to be liquidated immediately as (a) it would not be feasible for such Remaining Fund to continue to operate without an investment adviser2, and (b) any other advisory arrangements would themselves require shareholder approval which could not be obtained prior to the Termination Date;

(4) any such liquidation would likely be disorderly and not in the best interests of the Remaining Funds and their shareholders, as the Remaining Funds would be forced to quickly sell portfolio securities prematurely or otherwise at an inopportune time or under inopportune circumstances;

(5) while liquidation would still likely be the only feasible option with respect to any such Remaining Funds which did not obtain the necessary vote by the end of the proposed Additional Period, in such event the ensuing liquidation of such Remaining Funds could proceed in a more orderly fashion and thus would be less likely to be detrimental to shareholders; and

(6) an overwhelming majority of the votes received on behalf of the shareholders of each Remaining Fund were in favor of approval of the New Advisory Agreements.

The Board noted that Claymore Advisors had agreed to continue serving as investment adviser to the Remaining Funds during the Additional Period, subject to the following conditions:

•
The Additional Period with respect to any Remaining Fund will not exceed the earlier of (a) the date on which such Remaining Fund obtains the votes necessary to achieve a quorum and holds a shareholder vote and (b) forty-five calendar days after the Termination Date.

•	Claymore Advisors will serve as investment adviser to the Remaining Funds during the Additional Period without any compensation or any reimbursement of its costs.

•
As set forth above, during the Additional Period, each Trust, upon the recommendation of its Board, will continue to seek the approval of the New Advisory Agreement by the shareholders of each Remaining Fund and Claymore Advisors, in conjunction with its proxy solicitor, will continue to undertake extensive efforts to obtain the votes necessary to achieve a quorum and hold a shareholder vote with respect to the New Advisory Agreements.

•
Other than changes to reflect the new termination date and the absence of any compensation or reimbursement of costs to Claymore Advisors for the Additional Period, the terms and conditions of the Interim Advisory Agreements will remain the same and in effect during the Additional Period.

•
Fund shareholders have not incurred any expenses associated with the transaction whereby Claymore Group and its subsidiaries became wholly-owned subsidiaries of Guggenheim Partners, LLC (the “Guggenheim Transaction”) or the New Advisory Agreements, including the solicitation of requisite shareholder approval of such agreements, and Claymore Advisors has borne all postage, printing, tabulation and proxy solicitation costs relating to the Guggenheim Transaction and the approval of the New Advisory Agreements, including all of the expenses associated with the preparation and filing of a proxy statement and other relevant filings with the Commission. During the Additional Period, Claymore Advisors will continue to bear all costs and expenses related to the Guggenheim Transaction and the New Advisory Agreements.

1 The “Remaining Funds” are the following series of the Trusts which as of the close of business on March 10, 2010, had not obtained a quorum of votes: (a) Claymore/Raymond James SB-1 Equity ETF and Claymore/S&P Global Dividend Opportunity Index ETF, each a series of Claymore Exchange-Traded Fund Trust, and (b) Claymore/Delta Global Shipping Index ETF, Claymore/MAC Global Solar Energy Index ETF and Claymore/Robb Report Global Luxury Index ETF, each a series of Claymore Exchange-Traded Fund Trust 2.
2 As noted in the no-action letter request, there are certain daily functions that must be performed by an adviser of an index-based ETF aside from formal index rebalances, such as: (a) designating the identities and amounts of the portfolio securities in the daily creation and redemption baskets, (b) investing any cash that may come in as a result of a creation (such as in the case of a custom order) and processing any redemptions, (c) reflecting any minor adjustments to an index as a result of a corporate action, and (d) implementing a Fund’s valuation procedures in the event of a “significant event” or other issue relating to the valuation of a portfolio security.

44 | Annual Report | May 31, 2010

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Claymore Exchange-Traded Fund Trust

Trust Information |

Board of Trustees Randall C. Barnes Ronald A. Nyberg Ronald E. Toupin, Jr.
Officers

J. Thomas Futrell
Chief Executive Officer

Steven M. Hill
Chief Accounting Officer, Chief
Financial Officer and Treasurer

Kevin M. Robinson
Chief Legal Officer

Bruce Saxon
Chief Compliance Officer

Melissa J. Nguyen
Secretary

William H. Belden III
Vice President

Chuck Craig
Vice President

David A. Botset
Vice President

Investment Adviser
Claymore Advisors, LLC
Lisle, IL

Investment Subadviser (UBD and ULQ)
Mellon Capital Management
Corporation
San Francisco, CA

Distributor
Claymore Securities, Inc.
Lisle, IL

Administrator
Claymore Advisors, LLC
Lisle, IL

Accounting Agent, Custodian and Transfer Agent
The Bank of New York Mellon
New York, NY

Legal Counsel
Dechert LLP
New York, NY

Independent Registered Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Privacy Principles of the Trust for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Funds restrict access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

Questions concerning your shares of the Trust?

•    If your shares are held in a Brokerage Account, contact your Broker.

This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (888) 949-3837. Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 949-3837, by visiting Claymore’s website at www.claymore.com or by accessing the Funds’ Form N-PX on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by visiting Claymore’s website at www.claymore.com. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Annual Report | May 31, 2010 | 47

About the Fund Manager |

Claymore Advisors, LLC
Claymore Advisors, LLC manages the investment and reinvestment of each Fund’s assets and administers the affairs of each Fund to the extent requested by the Board of Trustees. Claymore Advisors, LLC also acts as investment adviser to closed-end and open-end management investment companies. Claymore entities have provided supervision, management or servicing on approximately $15.2 billion in assets as of May 31, 2010. Claymore currently offers exchange-traded funds, closed-end funds, and unit investment trusts.

Portfolio Management
The portfolio managers who are currently responsible for the day-to-day management of the Fund’s portfolio are Chuck Craig, CFA, and Saroj Kanuri, CFA. Mr. Craig has managed the Fund’s portfolio since its inception, and Mr. Kanuri has managed the Fund’s portfolio since May 2010. Mr. Craig is a Managing Director, Portfolio Management and Supervision, of the Investment Adviser and Claymore Securities, Inc. and joined Claymore Securities, Inc. in May of 2003. Mr. Craig received a M.S. in Financial Markets from the Center for Law and Financial Markets at the Illinois Institute of Technology. He also earned a B.S. in Finance from Northern Illinois University.

Mr. Kanuri is a Vice President, ETF Portfolio Management, of the Investment Adviser and Claymore Securities, Inc. and joined Claymore Securities, Inc. in October of 2006. Prior to joining Claymore, Mr. Kanuri served as an analyst at Northern Trust Corporation from 2001-2006. Mr. Kanuri received a B.S. in Finance from the University of Illinois at Chicago.

Mellon Capital Management Corporation (“Mellon Capital”) acts as the sub-adviser for U.S. Capital Markets Bond ETF and U.S. Capital Markets Micro-Term Fixed Income ETF, pursuant to a sub-advisory agreement with the Investment Adviser. In this capacity, Mellon Capital supervises and manages the investment portfolio for the three aforementioned Funds, and directs the purchases and sales of each Fund’s investment securities.

Claymore Exchange-Traded Fund Trust Overview
The Claymore Exchange-Traded Fund Trust (the “Trust”) is an investment company consisting of 19 separate exchange-traded “index funds” as of May 31, 2010. The investment objective of each of the funds is to replicate as closely as possible, before fees and expenses, the performance of a specified market index.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund including a discussion of investment objectives, risks, ongoing expenses and sales charges. If a prospectus did not accompany this report, you can obtain one from your financial adviser, from our website at http://www.claymore.com or by calling (888) 949-3837. Please read the prospectus carefully before investing. The Statement of Additional Information that includes additional information about the Trustees is also available, without charge, upon request via our website at http://www.claymore.com or by calling (888) 949-3837. All funds are subject to market risk and shares when sold may be worth more or less than their original cost. You can lose money investing in the funds.

Claymore Securities, Inc.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC (07/10)
NOT  FDIC - INSURED | NOT  BANK- GUARANTEED  | MAY  LOSE  VALUE
CETFT-001-AR-0510

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) No information need be disclosed pursuant to this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f)           (1) The registrant's Code of Ethics is attached hereto as an exhibit.

(2) Not applicable.

(3) Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Randall C. Barnes.  Mr. Barnes is an “independent” Trustee as defined in Item 3 of Form N-CSR.  Mr. Barnes qualifies as an audit committee financial expert by virtue of his experience obtained as a former Senior Vice President, Treasurer of PepsiCo, Inc.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $38,154 and $92,945 for the fiscal years ending May 31, 2010 and May 31, 2009, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a), including agreed upon procedures reports performed for security counts, were $14,000 and $21,000 for the fiscal years ending May 31, 2010 and May 31, 2009, respectively.

Ernst & Young LLP did not bill fees for non-audit services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s fiscal years ending May 31, 2010 and May 31, 2009.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $27,600 and $48,000 for the fiscal years ending May 31, 2010 and May 31, 2009, respectively.

Ernst & Young LLP did not bill fees for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s fiscal years ending May 31, 2010 and May 31, 2009.

(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0 for the fiscal years ending May 31, 2010 and May 31, 2009, respectively.

Ernst & Young LLP did not bill fees for services not included in Items 4(a), (b) or (c) above that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s fiscal years ending May 31, 2010 and May 31, 2009.

 (e)  Audit Committee Pre-Approval Policies and Procedures.

(i) The Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections IV.C.2 and IV.C.3 of the Audit Committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

IV.C.2
Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

IV.C.3
Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(ii) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

 (f)           Not applicable.

(g)           The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $41,600 and $69,000 for the fiscal years ending May 31, 2010, and May 31, 2009, respectively.

(h)  Not applicable.

Item 5.  Audit Committee of Listed Registrants.

(a)The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee of the Registrant is comprised of:  Ronald A. Nyberg; Ronald E. Toupin, Jr., and Randall C. Barnes.

(b) Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) Code of Ethics for Chief Executive and Senior Financial Officer.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(b)      Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Claymore Exchange-Traded Fund Trust

By:       /s/  J. Thomas Futrell
_____________________________________________________________________

Name:         J. Thomas Futrell

Title:           Chief Executive Officer

Date:           August 6, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:       /s/   J. Thomas Futrell
_____________________________________________________________________

Name:         J. Thomas Futrell

Title:           Chief Executive Officer

Date:           August 6, 2010

By:       /s/  Steven M. Hill
_____________________________________________________________________

Name:         Steven M. Hill

Title:           Chief Accounting Officer, Chief Financial Officer and Treasurer

Date:           August 6, 2010